UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Eastside Distilling, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EASTSIDE DISTILLING, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 5, 2022

TO THE STOCKHOLDERS:

Notice is hereby given that a special meeting of stockholders of Eastside Distilling, Inc., a Nevada corporation (the “Company”), will be held at 2:00 p.m., Pacific time, on January 5, 2022 virtually, for the following purposes:

1.	To approve the terms and issuance of common stock purchase warrants (the “Warrants”) to purchase up to 900,000 shares of Common Stock (“Warrant Shares”) at an exercise price equal to $3.00 per share, which we refer to as the Warrant Approval Proposal;
2.	If the special meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, our proxy holders may move to continue, adjourn, or postpone the special meeting at that time to enable our Board of Directors to solicit additional proxies, which we refer to as the Adjournment Proposal; and
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

* The special meeting will be a virtual meeting held over the Internet. You will be able to attend the virtual special meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting https://www.issuerdirect.com/virtual-event/east and entering your sixteen-digit control number located on your proxy card.

The Board of Directors has fixed the close of business on November 9, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at this meeting or postponement of this meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting and any adjournment or postponement thereof.

The Company is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many of the Company’s stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Notice of Special Meeting of Stockholders, the Proxy Statement, and our proxy card. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

Your vote is important. We urge you to submit your proxy (1) over the internet, (2) by telephone, or (3) by mail, whether or not you plan to attend the meeting in person. For specific instructions, please refer to “Procedural Matters” beginning on the first page of the proxy statement and the instructions on the proxy card relating to the special meeting. We would appreciate receiving your proxy by January 2, 2022.

By Order of the Board of Directors

Paul Block

Chairman of the Board of Directors

Portland, Oregon

November __, 2021

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 5, 2022: The proxy statement is available at www.proxyvote.com.

Proxy Statement

For the Special Meeting of Stockholders To Be Held on January 5, 2022

*	To be voted on at the meeting

EASTSIDE DISTILLING, INC.

PROXY STATEMENT

FOR THE 2022 SPECIAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

The enclosed proxy is solicited by the board of directors (the “Board of Directors” or the “Board”) of Eastside Distilling, Inc., a Nevada corporation, for use at a special meeting of stockholders (the “Special Meeting”) to be held on January 5, 2022 at 2:00 p.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be a virtual meeting held over the Internet. Our telephone number at our principal executive offices is (971) 888-4264. As used in this proxy statement, “we,” “us,” “our,” and the “Company” refer to Eastside Distilling, Inc.

On or about November 26, 2021, we are mailing stockholders entitled to vote at the Special Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement. The Notice contains instructions on how to access those documents over the Internet, which are available at www.proxyvote.com as well as https://www.eastsidedistilling.com/annual-reports. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement and a form of proxy card or voting instruction card.

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of the meeting and described in this proxy statement. These matters include the following:

●	The Warrant Approval Proposal to approve the terms and issuance of common stock purchase warrants (the “Warrants”) to purchase up to 900,000 shares of Common Stock (“Warrant Shares”) at an exercise price equal to $3.00 per share; and

●	the Adjournment Proposal if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, our proxy holders may move to continue, adjourn, or postpone the Special Meeting at that time to enable our Board of Directors to solicit additional proxies.

Please read this proxy statement carefully. You should consider the information contained in this proxy statement when deciding how to vote your shares at the Special Meeting.

Who is entitled to vote?

The Board of Directors has set November 9, 2021 as the record date for the Special Meeting. If you were a stockholder of record at the close of business on the record date, November 9, 2021 you are entitled to receive notice of the meeting and to vote your shares at the meeting and at any postponement or adjournment thereof. Holders of the Company’s common stock are entitled to one vote per share.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a “stockholder of record.” If your shares are held in a stock brokerage account or by a bank, trust, or other nominee, then the broker, bank, trust, or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust, or other nominee how to vote their shares using the voting instructions provided by it.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

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What is a proxy?

A proxy is your designation of another person to vote on your behalf. The other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We sometimes refer to this as your “proxy vote.” By completing and returning the enclosed proxy card, or voting by internet or telephone, you are giving the persons appointed as proxies by our Board of Directors the authority to vote your shares.

What is a proxy statement?

A proxy statement is a document that we are required to give you, or provide you access to, in accordance with regulations of the Securities and Exchange Commission (the “SEC”), when we ask you to designate proxies to vote your shares of our common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the SEC and rules of The Nasdaq Stock Market (“Nasdaq”).

How many shares must be present to hold the meeting?

At least a majority of the shares of our common stock outstanding on the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

●	you are present in person at the meeting; or
●	you have properly submitted a proxy by mail, telephone or internet.

As of market close on November 9, 2021, 14,675,811 shares of our common stock were outstanding and entitled to vote, and 2,500,000 shares of our Series B preferred stock were outstanding and entitled to vote. As holders of common stock are entitled to one vote per share, and holders of Series B preferred stock are entitled to 0.3226 votes per share, a total of 15,482,262 votes are entitled to be cast at the Special Meeting. Proxies that are received and voted as withholding authority, abstentions, and broker non-votes (where a bank, trust, broker, or other nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote my shares?

If you are a stockholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

●	over the telephone by calling a toll-free number;
●	electronically, using the internet; or
●	by completing, signing, and mailing a printed proxy card (which may be downloaded and printed or that you separately request from us).

The telephone and internet voting procedures have been set up for your convenience. We encourage you to reduce corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a stockholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please access a proxy card in the material available on the internet or request a proxy card from us and return your signed proxy card to us before the Special Meeting.

If the shares you own are held in street name, your broker, bank, trust, or other nominee, as the record holder of your shares, is required to vote your shares according to your instructions. Your broker, bank, trust, or other nominee is required to send you directions on how to vote those shares. If you do not give instructions to your broker, bank, trust, or other nominee, it will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, the shares that do not receive voting instructions will be treated as “broker non-votes.”

Stockholders will not be able to attend the Special Meeting in person. If you were a stockholder of record as of the Record Date, or if you were a beneficial owner as of the Record Date of shares held in “street name” through a broker, bank, or other nominee, and you wish to attend the meeting and/or vote your shares during the meeting or submit questions during the meeting, you may visit https://www.virtualshareholdermeeting.com/EAST2021SM and following the instructions on the website to enter the 16 digit control number printed on your proxy card or notice of internet availability of proxy materials.

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Online access to the Special Meeting will open at 1:45 p.m. Pacific Time to allow time for stockholders to log-in prior to the start of the Special Meeting. You may vote or ask questions during the Special Meeting by following the instructions available on the meeting website during the meeting.

Whether or not stockholders plan to participate in the virtual-only Special Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Special Meeting. The proxy card included with the Proxy Statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Special Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card, or if you submit your proxy vote by telephone or internet, vote once for each proxy card or voting instruction form you receive.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, the proxies will vote your shares:

●	FOR PROPOSAL NO. 1 the approval of the terms and issuance of common stock purchase warrants (the “Warrants”) to purchase up to 900,000 shares of Common Stock (“Warrant Shares”) at an exercise price equal to $3.00;

●	FOR PROPOSAL NO. 2 if the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals 1, our proxy holders may move to continue, adjourn, or postpone the Special Meeting at that time to enable our Board of Directors to solicit additional proxies; and

●	In the discretion of the persons named as proxies, as to all other matters that may be properly presented at the Special Meeting.

Can I change my proxy after submitting my proxy?

Yes, you may revoke your proxy and change your vote at any time before your proxy is voted at the Special Meeting. If you are a stockholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet, or mail, by voting in person at the meeting, or by delivering to our Secretary a written notice of revocation. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

If you hold your shares in street name, contact your broker, bank, trust, or other nominee regarding how to revoke your proxy and change your vote.

What is the vote required to approve each matter?

Proposal No. 1: The Warrant Approval Proposal. We are asking stockholders to approve the terms and issuance of common stock purchase warrants (the “Warrants”) to purchase up to 900,000 shares of Common Stock (“Warrant Shares”) at an exercise price equal to $3.00. The affirmative vote of a majority of the voting stock present in person or by proxy at the meeting is necessary to approve the Warrant Approval Proposal. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Proposal No. 2: The Adjournment Proposal. The affirmative vote of a majority of the voting stock present in person or by proxy at the meeting is necessary to approve the Adjournment Proposal. For purposes of counting votes on this matter, abstentions will have the effect of voting against the matter and broker non-votes will have no effect on the vote.

Do I have any dissenters’ rights of appraisal with respect to the Warrant Approval Proposal?

No. No stockholder will have appraisal or dissenters’ rights with respect to the Warrant Approval Proposal.

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Are there other matters to be voted on at the meeting?

As of the date of this proxy statement, our Board of Directors does not know of any matters which may come before the meeting other than the matters described in this proxy statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the Special Meeting, the proxy gives the persons named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

What happens if the Special meeting is postponed?

Your proxy may be voted at the postponed meeting. You will still be able to change your proxy until it is voted.

How does the Board recommend that I vote?

The Board of Directors recommends that you vote:

●	FOR PROPOSAL NO. 1 the approval of the Warrant Approval Proposal; and
●	FOR PROPOSAL NO. 2 the Adjournment Proposal.

Who pays for this proxy solicitation?

All costs of soliciting proxies will be borne by us. Our directors, officers, and other employees may without compensation other than their regular compensation, solicit proxies by further mailing or personal conversation, or by telephone, facsimile, or electronic means. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting

to be Held on January 5, 2022:

Our proxy statement is available at www.proxyvote.com.

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STOCK OWNERSHIP

Security Ownership of Principal Stockholders, Directors, and Management

The following table sets forth information as of November 9, 2021 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each of our named executive officers and directors and of all of our executive officers and directors as a group. As of November 9, 2021, we had 14,675,811 shares of common stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder.

Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 9, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address (1)	Number of Common Shares Beneficially Owned		Percentage Owned
5% Stockholders:
District 2 Capital Fund LP 175 West Carver Huntington, NY 11743

Bigger Capital Fund, LP 11434 Glowing Sunset Las Vegas, NV 89135	1,628,856	(2)	9.99%

Officers and Directors
Paul Block	185,065	(3)	1.26%
Geoffrey Gwin	219,115	(4)	1.49%
Lawrence Firestone	88,150		0.60%
Eric Finnsson	53,545	(5)	0.36%
Stephanie Kilkenny	198,143	(6)	1.35%
Robert Grammen	107,826	(5)	0.73%
Elizabeth Levy-Navarro	14,908	(5)	0.10%
All directors and executive officers as a group	866,752		5.89%

(1)	Unless otherwise noted, the address is c/o Eastside Distilling, Inc., 8911 NE Marx Drive, Suite A2, Portland, Oregon 97220.
(2)

Includes 706,793 shares held by D2 Capital Fund LP (“D2”), 23,763 shares held by Bigger Capital Fund, LP (“Bigger”), and an aggregate of 898,300 (out of a total of 1,500,000) shares underlying presently convertible promissory notes held by D2 and Bigger. D2 and Bigger are a “group” as that term is used under the rules of the SEC. The convertible promissory notes held by Bigger and D2 may not be converted and shares of common stock may not be issued under the notes if, after giving effect to the conversion or issuance, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Company’s outstanding common stock; accordingly, this does not include 601,700 additional shares underlying the notes. This also does not include 900,000 shares underlying the warrants held by D2 and Bigger subject to the Warrant Approval Proposal, as such warrants are not exercisable within the next sixty (60) days and, moreover, the warrants may not be exercised and shares of common stock may not be issued under the warrants if, after giving effect to the exercise or issuance, the holder, together with its affiliates, would beneficially own in excess of 9.99% of the Company’s outstanding common stock.

(3)	Does not include the right to receive shares upon settlement of $150,000 of unvested RSUs.
(4)	Includes 107,000 shares held by Group G Investments, LP (“Group G Investments”), the general partner of which is Group G Capital Partners, LLC. Mr. Gwin is the managing member and Chief Investment Officer of Group G Capital Partners, LLC and is also a limited partner of Group G Investments. By virtue of his roles with Group G Capital Partners, LLC, he may be deemed to be the indirect beneficial owner of Group G Investments’ portfolio securities; however, he disclaims beneficial ownership of the reported securities, except to the extent of his pecuniary interest therein.
(5)	Includes 5,000 shares underlying presently exercisable stock options. Does not include the right to receive shares upon settlement of unvested RSUs.
(6)	Includes 89,241 shares held by Ms. Kilkenny, 5,000 shares underlying presently exercisable stock options held by Ms. Kilkenny, 20,389 shares held by TQLA, LLC (“TQLA”), which Mrs. Kilkenny, together with her spouse, owns and controls, and 55,555 shares and 27,778 warrants held directly by Patrick J. Kilkenny, Trustee of the Patrick J. Kilkenny Revocable Trust. Mr. Kilkenny is the spouse of Ms. Kilkenny. By virtue of their roles with TQLA and spousal relationship, Mr. and Mrs. Kilkenny may be deemed to be the indirect beneficial owners of shares held by the other or TQLA, either individually or as trustee; however, they each disclaims beneficial ownership of the reported securities, except to the extent of their respective pecuniary interest therein. Does not include the right to receive shares upon settlement of unvested RSUs.

The following table sets forth information as of November 9, 2021 as to each person or group who is known to us to be the beneficial owner of more than 5% of our outstanding Series B preferred stock. As of November 9, 2021, we had 2,500,000 shares of Series B preferred stock outstanding.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of capital stock shown as beneficially owned by the stockholder.

Shares of Series B preferred stock subject to options or warrants that are currently exercisable or exercisable within 60 days of November 9, 2021 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address	Number of Series B Preferred Shares Beneficially Owned	Percentage Owned
5% Stockholders:
Crater Lake Pte Ltd	2,500,000	100.00%
883 North Bridge Road #0605 Southbank Singapore 198785

5

PROPOSAL NO. 1

THE WARRANT APPROVAL PROPOSAL

Background - Private Placement

During 2020, our management and the Board continued to evaluate our available capital in view of general economic conditions and the conditions in the spirits industry specifically, and in view of our capital requirements to fund operating activities, inventories, and acquisitions. To address our capital needs, our management and the Board determined that it would be prudent to explore various alternatives to increase capital, including methods of generating capital through debt financings, disposition of product lines, and the sale of debt or equity securities through a private placement, public offering or rights offering. After considering our financing alternatives and options in consultation with our financial advisors, our management proposed to the Board that we explore the feasibility of selling convertible debt securities in a private placement and the Board authorized us to investigate this method of raising capital. The Board also authorized us to engage Roth Capital Partners (“Roth Capital”) to approach potential investors on our behalf.

During the first quarter of 2021, Roth Capital approached potential investors regarding the potential private placement. We negotiated with such potential accredited investors regarding the terms of the private placement and the specific amount each investor would be willing to invest. Throughout the negotiations, management reported to the Board.

Following negotiations, each member of the Board reviewed the drafts of the Purchase Agreement, the Notes, the Warrants, and the related transaction documents. The Board approved the Private Placement and approved the execution of Purchase Agreement, the Notes, and the Warrants, each in substantially the form presented to the Board, and the transactions contemplated by the Purchase Agreement, the Notes, and the Warrants. The Board also approved our engagement of Roth Capital as placement agent (the “Placement Agent”) in the Private Placement.

In light of such approval, from April 19, 2021 through May 12, 2021, the Company issued to Bigger Capital Fund, LP and District 2 Capital Fund LP (the “Investors”) in a private placement Three Million Three Hundred Thousand Dollars ($3,300,000) of principal amount of six percent (6%) secured convertible promissory notes of the Company (“Note” or “Notes”) which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) at an initial conversion price of $2.20, and warrants (the “Existing Warrants”), to purchase up to 900,000 shares of Common Stock (“Existing Warrant Shares”) at an exercise price of $2.65 per Existing Warrant Share. If all of the Existing Warrants were exercised in cash at the exercise price of $2.65 per Existing Warrant Share, the Company would receive gross proceeds of $2.385 million and would issue an aggregate of 900,000 Existing Warrant Shares.

The Notes and the Warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company thereafter registered the resale of the Conversion Shares and the Existing Warrant Shares pursuant to a registration statement filed with the SEC.

Warrant Exercise Inducement Letters and Issuance of Warrants

On July 30, 2021, the Company entered into warrant exercise inducement offer letters (“Inducement Letters”) with the Investors pursuant to which the Investors agreed to exercise for cash their Existing Warrants to purchase the 900,000 Existing Warrant Shares in exchange for the Company’s agreement to issue new warrants (the “New Warrants”) to purchase up to 900,000 shares of Common Stock (the “New Warrant Shares”). The New Warrants have substantially the same terms as the Existing Warrants, except that the New Warrants have an exercise price of $3.00 per share, are exercisable five years after they become exercisable, and will become exercisable upon the Company’s receipt of approval from its stockholders (the “Stockholder Approval”) to (1) amend its articles of incorporation to increase its authorized common stock to a number of shares that equals or exceeds 17,000,000 shares, and (2) to approve the terms and issuance of the New Warrants. Concurrently therewith, the holders exercised the Existing Warrants for gross proceeds of $2.385 million. The Company used the net proceeds of the exercise of the Existing Warrants for acquisition of capital equipment and general working capital needs.

The Company also agreed to file a registration statement covering the resale of the New Warrant Shares no later than 15 calendar days following the date of the Company’s receipt of stockholder approval as described above pursuant to the same terms and conditions of that certain Registration Rights Agreement by and between the Company and the Holder dated as of April 19, 2021 as if the New Warrant Shares were “Registrable Securities” thereunder.

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Pursuant to the Inducement Letters, until the Company shall have obtained stockholder approval, the Company may not make any sale, grant, or other disposition or issuance (or announce any sale, grant or other disposition or issuance) of (i) any Common Stock or any rights, options, or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, or (ii) any rights to reprice any Common Stock or any rights, options, or warrants to purchase or securities convertible into or exercisable or exchangeable for Common Stock, if any such sale, grant, or other disposition or issuance would entitle any person to acquire shares of Common Stock for a consideration per share less than a price equal to the exercise price of the New Warrants in effect immediately prior to such sale, grant, or other disposition or issuance or deemed sale, grant, or other disposition or issuance; provided, however, that the foregoing provisions of this sentence shall not be applicable to any sale, grant, or other disposition or issuance (or announcement of any sale, grant, or other disposition or issuance) of any Excluded Securities (as defined in the New Warrants).

At any time during the period commencing from the nine month anniversary of the Inducement Letters and ending at such time that both Investors cease to own any New Warrants or New Warrant Shares, if either (x) the Company has not obtained the Stockholder Approval (a “Stockholder Approval Failure”) or (y) the Company has not secured the listing of all of the New Warrant Shares on Nasdaq (a “Listing Approval Failure”, and together any Stockholder Approval Failure, each an “Approval Failure”) then, in addition to the Investor’s other available remedies, the Company must pay to the Investors, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to exercise the New Warrants and/or sell the New Warrant Shares, monthly cash payments each in an amount equal to three percent (3.0%) of the aggregate New Warrant Exercise Price for the purchase of all New Warrant Shares under the Investors’ New Warrants (with each monthly payment pro-rated for the number of days of each calendar month during which such Approval Failure remains uncured), beginning from the first month during which any Approval Failure occurs and for each calendar month thereafter, until the earlier of (a) the date such Approval Failure is cured and (b) the two year anniversary of the date of the Inducement Letters.

The stockholders of the Company approved an amendment to the Company’s articles of incorporation to increase its authorized common stock to 35,000,000 shares on August 19, 2021. The Company’s articles of incorporation were amended to increase its authorized common stock to 35,000,000 shares effective as of August 20, 2021.

New Warrant Terms

The following summary of certain terms and provisions of the New Warrants is not complete and is subject to, and qualified in its entirety by, the provisions of the New Warrants, the form of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2021 and is incorporated herein by reference. For more information about accessing the Current Report on Form 8-K and the other information we have filed or file with the SEC, see “Where You Can Find More Information” below.

Duration and Exercise Price

The New Warrants are exercisable from and after the date on which the Company’s receipt of approval from its stockholders to (1) amend its articles of incorporation to increase its authorized common stock to a number of shares that equals or exceeds 17,000,000 shares, and (2) to approve the terms and issuance of the New Warrants, and the New Warrants expire five years after the date on which they first become exercisable. The New Warrants are exercisable at an exercise price per share of common stock equal to $3.00 per share. The holder of a New Warrant will not be deemed a holder of the underlying common stock until the New Warrant is exercised. No fractional shares of common stock will be issued in connection with the exercise of the New Warrants. Instead, for any such fractional share that would have otherwise been issued upon exercise of a New Warrant, the Company will, at its election, either pay a cash adjustment in respect of such fraction or round such fraction up to the next whole share.

Exercisability

The New Warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice, provided that payment in full for the number of shares of the Company’s common stock purchased upon such exercise is delivered to the Company in accordance with the terms of the New Warrants (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of the New Warrant to the extent that the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group” would own more than 9.99% of the Company’s outstanding common stock immediately after exercise. The holder, upon at least 61 days notice to the Company, may increase or decrease this beneficial ownership limitation, so long as such limitation does not exceed 9.99%.

Cashless Exercise

If, at the time a holder exercises its New Warrants, a registration statement registering the shares of common stock underlying such New Warrant under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the New Warrants.

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Right as a Stockholder

Except as otherwise provided in the New Warrants or by virtue of such holder’s ownership of shares of the Company’s common stock, the holders of the New Warrants do not have the rights or privileges of holders of common stock with respect to the shares of common stock underlying the New Warrants, including any voting rights, until they exercise their New Warrants.

Stock Dividends and Splits

If the Company, at any time while a New Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the exercise price of the New Warrant shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of New Warrant Shares issuable upon exercise of the New Warrant shall be proportionately adjusted such that the aggregate exercise price of the New Warrant shall remain unchanged.

Fundamental Transaction

In the event of a fundamental transaction, as described in the New Warrants and generally including any reorganization, recapitalization, or reclassification of the Company’s common stock, the sale, transfer, or other disposition of all or substantially all of the Company’s properties or assets, the Company’s consolidation or merger with or into another person, the acquisition of more than 50% of the Company’s outstanding common stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by the Company’s outstanding common stock, the holders of the New Warrants will be entitled to receive upon exercise of the New Warrants the kind and amount of securities, cash, or other property that the holders would have received had they exercised the New Warrants immediately prior to such fundamental transaction.

Subsequent Equity Sales

If, at any time after the Company has obtained stockholder approval and while any New Warrant is outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (other than “Excluded Securities”, as defined in the New Warrants) (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) entitling any person to acquire shares of Common Stock for a consideration per share less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount price (calculated to the nearest one-hundredth of a cent) on a weighted average basis, and simultaneously, the number of Warrant Shares that may be purchased upon exercise of the New Warrant would be increased or decreased proportionately, so that, after such adjustment, the aggregate Exercise Price payable under the New Warrant shall be the same as was in effect immediately prior to such adjustment.

The foregoing description of the Inducement Letters and the New Warrants does not purport to be complete and is qualified in its entirety by reference to the form New Warrant and forms of Inducement Letter filed herewith. For further discussion of the terms of the Existing Warrants, see the Company’s Current Report on Form 8-K, filed with the SEC on April 23, 2021, which portions describing the Existing Warrants are incorporated herein by reference.

Why We Need Stockholder Approval and Effect of Stockholder Approval or Disapproval of the Warrant Approval Proposal

Our Common Stock is traded on The NASDAQ Global Market under the symbol “EAST.” Because our Common Stock is listed on The NASDAQ Global Market, we are subject to NASDAQ’s rules and regulations. NASDAQ Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. NASDAQ generally considers a change of control to occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of Common Stock or voting power and such ownership or voting power would be the largest ownership position. NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance, or the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable our Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

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The New Warrants are not exercisable unless and until the Company receives stockholder approval of the terms and issuance of the New Warrants, and they will not become exercisable if stockholder approval is not obtained. The Company seeks approval of the Warrant Approval Proposal to allow the New Warrants to become exercisable.

As of July 30, 2021, there were 12,417,577 shares of Common Stock outstanding. In connection with the Private Placement, we issued an aggregate of Three Million Three Hundred Thousand Dollars ($3,300,000) of Notes, convertible into Conversion Shares at a conversion price of $2.20 per share, such that the Investors can acquire 1,500,000 shares upon full conversion of the Notes. In addition, we issued the Existing Warrants in the Private Placement, granting those same Investors the right to purchase up to 900,000 Existing Warrant Shares at an exercise price of $2.65 per Existing Warrant Share. Thus, before exercise of the Existing Warrants, the Investors had a right to acquire a total of 2,400,000 shares of our Common Stock, which constituted 19.3% of our Common Stock outstanding on that date, and, if the Investors converted all Notes into shares of Common Stock and exercised all Existing Warrants, they would collectively hold 16.2% of our outstanding Common Stock (2,400,000 shares out of a total of 14,817,577 shares outstanding after the issuance of the Conversion Shares and the Existing Warrant Shares).

If the New Warrants issued pursuant to the Warrant Exercise Inducement Letters were immediately exercisable (and if the New Warrants do become exercisable as a result of the stockholders’ approving this Warrant Approval Proposal), the Investors would have beneficially owned or had a right to acquire beneficial ownership of a total of 3,300,000 shares, which would constitute 26.6% of the 12,417,577 shares outstanding as of July 30, 2021, and if the Investors converted all Notes into shares of Common Stock and exercised all New Warrants, they would collectively hold 21.0% of our outstanding Common Stock (3,300,000 shares out of a total of 15,717,577 shares outstanding after the issuance of the Existing Warrants Shares, the Conversion Shares, and the New Warrant Shares).

In addition, as with the Notes and the Existing Warrants, the New Warrants contain “ratchet” anti-dilution features, so the Company’s future issuance of securities could reduce the $3.00 per share exercise price of the New Warrants. If such a reduction occurred, the Investors could acquire more than 900,000 shares of Common Stock upon exercise of the New Warrants. Also, while the Existing Warrants have been exercised, the Notes still remain outstanding and also contain “ratchet” anti-dilution features, so the Company’s future issuance of securities could also reduce the $2.20 per share conversion price of the Notes. If such a reduction occurred, the Investors could acquire more than 2,200,000 shares of Common Stock upon conversion of the Notes.

The Company is seeking stockholder approval under NASDAQ Listing Rule 5635(b) and NASDAQ Listing Rule 5635(d) so that the New Warrants may become exercisable. If that were to occur, it would result in a change of control in that the Investors would own, or have the right to acquire, 20% or more of the outstanding shares of our Common Stock or voting power and such ownership or voting power would be the largest ownership position of the Company. It could also result in the issuance of shares either in excess of 20% or more of the outstanding shares of Common Stock or voting power or at less than the greater of market price or book value per share. The triggering of the anti-dilution provisions of the Notes or the New Warrants could result in the issuance of even more shares or voting power.

Moreover, if stockholder approval is not obtained for the Warrant Approval Proposal by April 30, 2022, then, in addition to the Investor’s other available remedies, the Company must pay to the Investors monthly cash payments each in an amount equal to three percent (3.0%) of the aggregate New Warrant Exercise Price for the purchase of all New Warrant Shares under the Investors’ New Warrants (totaling $81,000 per month) (with each monthly payment pro-rated for the number of days of each calendar month during which such Approval Failure remains uncured), beginning from the first month during which any Approval Failure occurs and for each calendar month thereafter, until the earlier of (a) the date such Approval Failure is cured and (b) the two year anniversary of the date of the Inducement Letters. The Company is seeking stockholder approval of the Warrant Approval Proposal to avoid the requirement to pay these Approval Failure Payments.

Required Vote

Approval of the Warrant Approval Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Warrant Approval Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Warrant Approval Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE WARRANT APPROVAL PROPOSAL.

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PROPOSAL NO. 2

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal No. 1, our proxy holders may move to continue, adjourn, or postpone the Special Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could continue, adjourn, or postpone the Special Meeting and any continued, adjourned, or postponed session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal No. 1, we could continue, adjourn, or postpone the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to continue, adjourn, or postpone the Special Meeting, no notice of the continued, adjourned, or postponed meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is continued, adjourned, or postponed, so long as the meeting is continued, adjourned, or postponed for 30 days or less and no new record date is fixed for the continued, adjourned, or postponed meeting. At the continued, adjourned, or postponed meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment Proposal requires “FOR” votes from the holders of a majority of shares of our Common Stock present or represented at the Special Meeting and entitled to vote.

Approval of the Adjournment Proposal requires that the majority of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal vote for approval. Abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote against the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADJOURNMENT PROPOSAL.

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SELECTED FINANCIAL DATA

Not applicable.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

In the Company’s Annual Report on Form 10-K and in other documents incorporated therein, as well as in oral statements made by the Company, statements that are prefaced with the words “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “designed,” and similar expressions, are intended to identify forward-looking statements regarding events, conditions, and financial trends that may affect the Company’s future plans of operations, business strategy, results of operations, and financial position. Examples include those statements set forth in the Form 10-K prior to “Item 1. Business - Cautionary Note Regarding Forward-Looking Statements.” These statements are based on the Company’s current expectations and estimates as to prospective events and circumstances about which the Company can give no assurance. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect future events or circumstances. Forward-looking statements should not be relied upon as a prediction of actual future financial condition or results. These forward-looking statements, like any forward-looking statements, involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include the factors set forth above and the other information set forth in the Form 10-K.

Overview

Eastside Distilling, Inc. (the “Company,” “Eastside Distilling,” “we,” “us,” or “our,” below) was incorporated under the laws of Nevada in 2004 under the name of Eurocan Holdings, Ltd. In December 2014, we changed our corporate name to Eastside Distilling, Inc. to reflect our acquisition of Eastside Distilling, LLC. We manufacture, acquire, blend, bottle, import, market and sell a wide variety of alcoholic beverages under recognized brands. We employ 78 people in the United States.

Our brands span several alcoholic beverage categories, including whiskey, vodka, gin, rum, tequila and Ready-to-Drink (“RTD”). We sell our products on a wholesale basis to distributors in open states, and brokers in control states, and until March 2020, we operated four retail tasting rooms in Portland, Oregon to market our brands directly to consumers. We operate a mobile craft canning and bottling business (“Craft C+B”) that primarily services the craft beer and craft cider business. Craft C+B operates 11 mobile lines in Seattle, Washington; Portland, Oregon; and Denver, Colorado.

Total company revenue in 2020 was almost split evenly between spirits and Craft Canning; yet, the Craft Canning division contributed 80% of our gross profit and spirits contributed 20%. The impact of the COVID-19 pandemic had a significant effect on each business unit. Craft Canning revenue had over 20% growth from 2019 due to the incremental demand for packaging stimulated by the shift in on-premise beer sales from kegs to cans. The spirits portfolio had approximately 20% in revenue growth from 2019 due to a full year of Azuñia Tequila sales. Overall, the U.S. craft spirits category revenue was down $2.1 billion, or 40%, in 2020 according to the Distilled Spirits Council of the United States (“DISCUS”).

Principal Spirits Brands and Products During 2020

●	Hue-Hue (pronounced “way-way”) Coffee Rum – cold-brewed free-trade, single-origin Arabica coffee beans grown at the Finca El Paternal Estate in Huehuetenango, Guatemala that is sourced and then lightly roasted through Portland Roasting Company. The concentrated brew is then blended with premium silver rum and a trace amount of Demerara sugar, giving our Hue-Hue a natural, deep, smooth richness.
●	Azuñia Tequila – estate-crafted, smooth, clean craft tequila with authentic flavor from the local terroir. It is the exclusive export of Agaveros Unidos de Amatitán and a second generation, family-owned-and-operated Rancho Miravalle estate, which has created tequila for over 20 years. Made with 100% pure Weber Blue Agave grown in dedicated fields of the Tequila Valley, it is harvested by hand and roasted in traditional clay hornos, and then finished with a natural, open-air fermentation process and bottled on-site in small batches using a consistent process to deliver field-to-bottle quality.

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●	Portland Potato Vodka – Portland’s award-winning premium craft vodka. The key to producing our vodka is to distill it four times. While most vodka is made from grain used in whiskey, we use potatoes and natural spring water sourced from the state of Oregon.
●	Burnside Whiskey –We source the best ingredients available to produce Burnside Whiskey. We develop each blend using the various qualities of Quercus Garryana, the native Oregon Oak. Expanding on our initial experiment in 2012, we made it our mission to turn the Burnside program into a one- of-a-kind oak study. Our blends are all distinctive from one another, and the treatment of oak is equally specific.

Principal Services Provided by Craft Canning and Bottling

Canning

Flexible packaging options in multiple sizes

Nitrogen dosing: Specialized equipment allowing for packaging of still products in addition to carbonated beverages

Velcorin: Specialized equipment that supports microbial control

Label application capabilities

Mobility packaging for clients at their production facility

Full-service packaging provider

Bottling

Supplies all needed packaging and has the ability to package in two primary bottle sizes

Specialized packaging and quality control equipment

We have invested heavily in the past two years expanding our business through acquisitions and making substantial investments in branding and production; however, we have not achieved profitability. The immediate task at hand is to focus on a new sustainable business strategy. Based on a complete review and analysis of our competitive position, market opportunity and assets, we have identified components of the strategy that we believe would improve operating results. Management believes the following components of the strategy are in place and working:

●	Strong spirits brands and products;
●	Established 3 tier national distributor partnerships;
●	Strong market position in Oregon, which is benefiting from an industrywide growth in craft spirits;
●	Experience in distilling, blending, and barrel aging for craft spirits;
●	Significantly reduced cash burn rate;
●	Valuable asset in its employees; and
●	Craft Canning division benefits from growth and accretive margin expansion opportunities generating cash flow.

Areas that we need incremental work include the following:

●	Effective integration of Azuñia Tequila;
●	Increased gross margins for our spirits portfolio at industry standards; and
●	A sustainable strategy, fiscal plan, and predictable results.

We plan to complete our business review in 2021 and embark on the following:

●	Reinvent the business model for sustainable success:

○	Reduce cash burn rate to less than $3 million per annum in 2021;
○	Provide adequate liquidity and funding of the operating plan;
○	Leverage Craft Canning growth and achieve production synergies with spirits;
○	Refocus spirits branding and strategy to grow and expand;
○	Build the Eastside brand; and
○	Utilize the Eastside brand for limited edition products.

●	Focus strategy on value creation that establishes a sustainable growth plan with a clear competitive advantage increasing internal rate of return and value for shareholders;
●	Expand the Board of Directors and build strategic alignment;
●	Build a 3-year strategic plan;
●	Rebuild the budget process to allow for predictable measurable progress on financial goals; and
●	Build a professional company platform, deliver results, and then, acquire accretive assets.

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Eastside Distilling is unique in several specific areas: (1) to our knowledge, we are the only craft spirits company listed on Nasdaq, (2) we do not function as a traditional craft distillery with store fronts relying on local sales, (3) we are diversified with our contract manufacturing division, and (4) we have a diversified portfolio of spirits brands. We are similar to other craft distillers in that (1) we have concentrated local volume, (2) we produce small batches and remain within the volume definition of “Craft”, and (3) our brands achieve success through differentiation, discovery and distribution.

The U.S. spirits marketplace is occupied by large multi-national conglomerates with substantially more resources than Eastside Distilling. However, we can use our small size to be fast, focused, flexible in our strategy. If we attempt to grow too quickly, we may lack the underlying strength required to build scale with loyalty via strong unaided awareness and powerfully derived attributes. Moreover, attempting to focus our “frame-of-reference” to compete with the biggest brands in the most expensive venues, is likely to fail without first establishing underlying brand equity.

We will seek to utilize our public company stature to our advantage and position our spirits portfolio as a leading tier 2 spirits provider that develops brands, expands geographic presence and positions for either a sale to the tier 1 suppliers or continued ownership with growth in revenue and cash flow. We will look to grow, and vertically integrate, our Craft Canning portfolio.

Recent Developments

During 2020, Craft Canning experienced an increase in demand and revenue growth as customers are continuing to prefer to fill cans for a wider off-premise usage. In order to meet this demand, we invested in additional canning lines. Throughout 2020, the canning industry has faced a shortage of aluminum cans. However, we believe we have sourced enough cans to supply our current business plan. While off-premise business has seen an increase in spirits sales, the customer focus has been on major brands and larger format bottles which we do not currently have on the national platform. Other parts of our business were negatively affected by mandated lockdowns and other related restrictions including a decrease in sales volume in on-premise accounts, where products are typically consumed immediately, such as bars and restaurants. This negative trend has continued through the year.

In response to the COVID-19 pandemic, we implemented specific measures to reduce the spread of the virus including having our employees work remotely whenever possible, screening visitors and workers before entering facilities, requiring visitors and employees to wear masks, and encouraging social distancing. These preventive measures have been effective as evidenced by the minimal number of COVID-19 cases between our workforce, vendors, and customers.

Available Information

Our executive offices are located at 8911 NE Marx Drive, Suite A2, Portland, Oregon 97220. Our telephone number is (971) 888-4264 and our internet address is www.eastsidedistilling.com. The information on, or that may be, accessed from our website is not part of this annual report.

Results of Operations

Overview

During the first quarter of 2020, Eastside Distilling focused its sales and marketing efforts on the distribution of our brands through the national platform, resulting in the decision to close all four of its retail stores in Portland, Oregon by March 31, 2020. On October 29, 2020, we announced our intent to divest the Redneck Riviera brand. We signed a non-binding term sheet between Eastside Distilling and Rich Marks, LLC, Redneck Riviera Whiskey Co, LLC, John D. Rich Tisa Trust and Redneck Spirits Group, LLC (collectively the buyers referred to as “RSG”). The retail operations and Redneck Riviera business have been reported as discontinued operations in the accompanying condensed consolidated financial statements. In the current year, the income, expense, and cash flows from retail and Redneck Riviera operations during the period they were consolidated have been classified as discontinued operations. For comparative purposes amounts in the prior periods have been reclassified to conform to current year presentation.

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Consolidated Statements of Operations Data

(Dollars in thousands)	2020	2019	$ Variance	% Change
Sales	$14,782	$12,193	$2,589	21%
Less customer programs and excise taxes	1,061	567	494	87%
Net sales	13,721	11,626	2,095	18%
Cost of sales	9,164	7,567	1,597	21%
Gross profit	4,557	4,059	498	12%
Sales and marketing expenses	3,900	3,237	663	20%
General and administrative expenses	9,209	10,790	(1,581)	-15%
Gain on disposal of property and equipment	(366)	(15)	(351)	2340%
Total operating expenses	12,743	14,012	(1,269)	9%
Loss from operations	(8,186)	(9,953)	1,767	18%
Interest expense	(1,089)	(508)	(581)	-114%
Other expense	(372)	(2,670)	2,298	86%
Loss from discontinued operations	(213)	(3,777)	3,564	94%
Net loss	$(9,860)	$(16,908)	$7,048	42%
Gross margin	33%	35%	-2%	-6%
Non-cash operating expenses	$5,035	$7,252	$(2,217)	-30.6%

Year Ended December 31, 2020 Compared to the Year Ended December 31, 2019

Our sales for the year ended December 31, 2020 increased to $14.8 million, or approximately 21%, from $12.2 million for the year ended December 31, 2019. The following table compares our sales during the years ended December 31, 2020 and 2019, and excludes the retail tasting room and Redneck Riviera sales that have been classified as discontinued operations:

(Dollars in thousands)	2020		2019

Wholesale finished goods	$5,900	40%	$2,653	44%
Canning & bottling	8,766	59%	8,427	50%
Bulk spirit sales	116	1%	1,113	7%
Total	$14,782		$12,193

Our overall 2020 sales were primarily driven by increases in wholesale sales and canning sales and services. Wholesale sales increased primarily due to the acquisition of Azuñia Tequila in September 2019, which accounted for $1.7 million increase over last year as well as a $0.2 million increase in Portland Potato Vodka brand sales. Our canning and bottling revenue increased year over year, which has benefited from a shift in consumer preferences to consume alcohol at home rather than at on-premise locations. This was a result of the COVID-19 pandemic and was also offset by lower co-packing and mobile bottling sales.

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Customer programs and excise taxes

Customer programs and excise taxes for the year ended December 31, 2020 increased to $1.1 million, or approximately 87%, from $0.6 million for the year ended December 31, 2019. The increase was attributable to higher excise taxes and broker commissions due to increased sales.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the production of spirits, manufacturing and/or service labor and overhead, warehousing rent, packaging, and in-bound freight charges. During the year ended December 31, 2020, cost of sales increased to $9.2 million, or approximately 21%, from $7.6 million for the year ended December 31, 2019 in line with the increase in sales.

Gross Profit

Gross profit is calculated by subtracting the cost of products sold from net sales. Gross margin is gross profits stated as a percentage of net sales.

The following table compares our gross profit and gross margin for the years ended December 31, 2020 and 2019:

(Dollars in thousands)	2020	2019
Gross profit	$4,557	$4,059
Gross margin	33%	35%

Gross Margin

Our gross margin of 33% of net sales for the year ended December 31, 2020 decreased from our gross margin of 35% for the year ended December 31, 2019 primarily due to a change in product and services mix, higher raw material costs, and unabsorbed manufacturing overhead related to lower wholesale production levels. Our goal is to improve our overall gross margin by increasing the efficiencies and reducing the footprint of our production facility as well as evaluate the materials in our finished goods by looking to create economies of scale by creating consistency of the dry goods across our brands.

Sales and Marketing Expenses

Sales and marketing expenses for the year ended December 31, 2020 increased to $3.9 million, or approximately 20%, from $3.2 million for the year ended December 31, 2019. This increase was primarily due to a $1.2 million increase in sales and marketing compensation related to the increased headcount from the acquisition of the Azuñia tequila brand.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2020 decreased to $9.2 million, or approximately 15%, from $10.8 million for the year ended December 31, 2019. This decrease was primarily due to a decrease in compensation and benefits, legal and professional fees and rent, insurance and other miscellaneous general and administrative costs; offset by higher non-cash expenses related to depreciation and amortization from the Craft Canning acquisition and leasehold improvements to our production facility.

Other Expenses

Total other expenses, net was $1.5 million for the year ended December 31, 2020 compared to $3.2 million for the year ended December 31, 2019, an increase of 54%. This increase was primarily due to higher interest expense on increased notes payable, a secured line of credit, and accounts receivable factoring programs; and the write-off of services for branding products in 2020; as well as a revaluation of the Azuñia Tequila acquisition in 2019.

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Liquidity and Capital Resources

Our primary capital requirements are for cash used in operating activities, the financing of inventories, and financing acquisitions. Funds for our cash and liquidity needs have historically not been generated from operations but rather from short-term credit in the form of extended payment terms from suppliers as well as from convertible debt and equity financings.

For the years ended December 31, 2020 and 2019, we incurred a net loss of $9.9 million and $16.9 million, respectively, and had an accumulated deficit of approximately $54.1 million as of December 31, 2020. We have been dependent on raising capital from debt and equity financings and utilization of our inventory to meet our needs for cash flow used in operating activities. For the year ended December 31, 2020, we raised approximately $3.4 million in additional capital through equity and debt financing (net of repayments). See Notes 10 and 11 to our financial statements for a description of our debt. In addition, for the year ended December 31, 2020, we consumed $1.8 million of our inventories.

To help ensure adequate liquidity in light of uncertainties posed by the COVID-19 pandemic, we applied for and received a loan of $1.4 million under the U.S. government Paycheck Protection Program (“PPP Loan”). On January 29, 2021, the Small Business Administration (“SBA”) notified us that it approved our request for full forgiveness of the PPP loan in the principal amount of $1.4 million. As a result of the SBA’s decision to approve our request for forgiveness, the SBA paid the entire outstanding balance of the PPP loan of $1.4 million, which is now considered paid in full.

On May 13, 2020, Live Oak Banking Company (the “Lender”) notified the Company that it was in technical default under certain covenants in a loan agreement, dated January 15, 2020, between the Company, Motherlode LLC, Big Bottom Distilling, LLC, Craft Canning + Bottling LLC, Redneck Riviera Whiskey Co., LLC, Outlandish Beverages LLC, and Live Oak Bank (the “Loan Agreement”). Those technical defaults included the failure to timely deliver information and its belief that we owed certain taxes and did not relate to any failure to pay amounts owing under the Loan Agreement. The Loan Agreement provides that upon an event of default, the Lender may, at its option, declare the entire loan to be immediately due and payable. Further, a default interest rate may apply on all obligations during the existence of an event of default at a per annum rate equal to 2.00% above the applicable interstate. On June 3, 2020 the Company entered into a Second Modification to Loan Agreement (“Modification”) with the Lender agreeing to waive the technical defaults upon the satisfaction of certain conditions by September 30, 2020. The Company complied with these conditions and was compliant with the terms of the Loan Agreement and Modification as of December 31, 2020.

As of December 31, 2020, we had approximately $0.8 million of cash on hand with a negative working capital of $17.3 million. Our ability to meet our ongoing operating cash needs over the next 12 months depends on reducing our operating costs, raising additional debt or equity capital, selling assets and generating positive operating cash flow, primarily through increased sales, improved profit growth, and controlling expenses. We intend to implement actions to improve profitability, by managing expenses while continuing to increase sales. See Notes 10 and 11 to our financial statements for a description of our debt and the debt financing initiatives completed during 2020. If we are unable to obtain additional financing, or additional financing is not available on acceptable terms, we may seek to sell assets, reduce operating expenses, reduce or eliminate marketing initiatives, and take other measures that could impair our ability to be successful.

Our cash flow related information for the years ended December 31, 2020 and 2019 was as follows:

(Dollars in thousands)	2020	2019
Net cash flows provided by (used in):
Operating activities	$(3.0)	$(9.1)
Investing activities	$0.1	$(3.6)
Financing activities	$3.4	$2.5

17

Operating Activities

Total cash used from operating activities was $3.0 million in 2020 compared to $9.1 million in 2019. The decrease in cash usage can be primarily attributed to a $3.0 million decrease in marketing and administrative cash expenditures, and improved management of receivables and prepayments of $0.6 million, which was offset by $0.8 million used in reducing operating liabilities.

Investing Activities

Cash used in investing activities consists primarily of acquisitions and purchases of property and equipment. We incurred capital expenditures of $0.5 million and $2.2 million in 2020 and 2019, respectively. Proceeds from sales of fixed assets totaled $0.6 million for the year ended December 31, 2020. Net cash used in the acquisition of Craft Canning for the year ended December 31, 2019 was $1.4 million.

Financing Activities

Net cash flows provided by financing activities during the year ended December 31, 2020 primarily consisted of $6.3 million of proceeds from the establishment of a new secured credit facility, offset by $3.0 million repayment and termination of the existing secured credit facility and $1.8 million in debt repayments, $1.4 million of proceeds from the Paycheck Protection Program and $0.4 million in proceeds from borrowing on an existing line of credit with our bank. During the year ended December 31, 2019, our operating losses and working capital needs were primarily funded by issuance of common stock totaling $1.3 million.

Deposit

In August 2020, we entered into discussions with Intersect Beverage, LLC (“Intersect”) and TQLA, LLC (“TQLA”) to address potential changes to the deferred consideration for the Azuñia Tequila acquisition and received a deposit of $0.3 million in cash. In the fourth quarter of 2020, Intersect and TQLA sent us an additional deposit bringing the total outstanding amount deposited to $0.7 million. Subsequent to December 31, 2020, the full deposit of $0.7 million was repaid. Eastside Distilling has not reached agreement with Intersect and TQLA to make any substantial changes to the deferred consideration for the Azuñia Tequila acquisition.

Lines of Credit

During 2019, we entered into a Factoring Agreement with ENGS Commercial Capital, LLC that provides for a minimum of $0.5 million purchased accounts receivable and a maximum of $2.0 million purchased accounts receivable. The advance rate is 85%, and interest is charged against the greater of $0.5 million or the total funds advanced at a rate of 5% plus the prime rate published in the Wall Street Journal. The Company factored $3.8 million of invoices during the year ended December 31, 2020. As of December 31, 2020, the Company had $0.1 million factored invoices outstanding.

Since 2019, we utilized an existing accounts receivable factoring line of credit with Park Street Financial Services, LLC. The advance rate is 75%, and interest is charged at a rate of 2.4% for the first 30 days plus 1.44% for each additional ten-day period. The Company factored $4.1 million of invoices during the year ended December 31, 2020. As of December 31, 2020, the Company had $0.1 million factored invoices outstanding.

Inventory Line

In January 2020, we and our subsidiaries entered into a loan agreement with Live Oak Banking Company (“Live Oak”) for a loan in an aggregate principal amount not to exceed the lesser of (i) $8.0 million and (ii) a borrowing base of up to 85% of the appraised value of the borrowers’ eligible inventory of whisky in barrels or totes less an amount equal to all service fees or rental payments owed by borrowers during the 90 day period immediately succeeding the date of determination to any warehouses or bailees holding eligible inventory (the “Live Oak Loan”). The Live Oak Loan is secured by all assets of the Company excluding accounts receivable and certain other specified excluded property. The Live Oak Loan bears interest at a variable rate of interest equal to (i) two and 49/100ths percent (2.49%) per annum plus (ii) the Prime Rate as published in The Wall Street Journal, adjusted on a calendar quarterly basis. Interest is payable monthly. Additionally, the Company issued to Live Oak 100,000 warrants to purchase common stock at an initial exercise price of $3.94 per share. The proceeds of the Live Oak Loan were used to pay off all principal and accrued interest under the TQLA Note of $0.9 million and all principal and interest under loan issued pursuant to that Credit and Security Agreement, by and between the Company and The KFK Children’s Trust, Jeffrey Anderson – Trustee of $3.0 million. As of December 31, 2020, the balance of the Live Oak Loan was $6.5 million and has been fully drawn upon.

18

Critical Accounting Policies

The discussion and analysis of the Company’s financial condition and results of operations is based upon its consolidated financial statements, which have been prepared in accordance with United States. generally accepted accounting principles. The preparation of these financial statements requires us to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. These items are monitored and analyzed by management for changes in facts and circumstances, and material changes in these estimates could occur in the future. The more judgmental estimates are summarized below. Changes in estimates are recorded in the period in which they become known. The Company bases its estimates on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from our estimates if past experience or other assumptions do not turn out to be substantially accurate.

Revenue Recognition

Net sales includes product sales, less excise taxes and customer programs and incentives. The Company recognizes revenue by applying the following steps in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to each performance obligation in the contract; and (5) recognize revenue when each performance obligation is satisfied.

The Company recognizes sales when merchandise is shipped from a warehouse directly to wholesale customers (except in the case of a consignment sale). For consignment sales, which include sales to the Oregon Liquor Control Commission (OLCC), the Company recognizes sales upon the consignee’s shipment to the customer. Postage and handling charges billed to customers are also recognized as sales upon shipment of the related merchandise. Shipping terms are generally FOB shipping point, and title passes to the customer at the time and place of shipment or purchase by customers at a retail location. For consignment sales, title passes to the consignee concurrent with the consignee’s shipment to the customer. The customer has no cancellation privileges after shipment or upon purchase at retail locations, other than customary rights of return. The Company excludes sales tax collected and remitted to various states from sales and cost of sales. Sales from items sold through the Company’s retail locations are recognized at the time of sale.

Sales received from online merchants who sell discounted gift certificates for the Company’s merchandise and tastings is deferred until the customer has redeemed the discounted gift certificate or the gift certificate has expired, whichever occurs earlier.

Customer Programs

Customer programs, which include customer promotional discount programs, customer incentives, and broker commissions, are a common practice in the alcoholic beverage industry. The Company makes these payments to customers and incurs these costs to promote sales of products and to maintain competitive pricing. Amounts paid in connection with customer programs and incentives are recorded as reductions to net sales or as sales and marketing expenses in accordance with ASC 606 - Revenue from Contracts with Customers, based on the nature of the expenditure. Amounts paid to customers totaled $1.0 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively.

19

Excise Taxes

The Company is responsible for compliance with the Alcohol and Tobacco Tax and Trade Bureau (“TTB”) regulations, which includes making timely and accurate excise tax payments. The Company is subject to periodic compliance audits by the TTB. Individual states also impose excise taxes on alcoholic beverages in varying amounts. The Company calculates its excise tax expense based upon units produced and on its understanding of the applicable excise tax laws. Excise taxes totaled $0.1 million and $0 million for the years ended December 31, 2020 and 2019, respectively.

Cost of Sales

Cost of sales consists of ingredients utilized in the production of spirits, manufacturing labor and overhead, warehousing rent, packaging, and in-bound freight charges. Ingredients account for the largest portion of the cost of sales, followed by packaging and production costs.

Sales and Marketing Expenses

The following expenses are included in sales and marketing expenses in the accompanying consolidated statements of operations: media advertising costs, promotional costs of value-added packaging, salary and benefit expenses, travel and entertainment expenses for the sales, brand and sales support workforce and promotional activity expenses.

General and Administrative Expenses

The following expenses are included in general and administrative expenses in the accompanying consolidated statements of operations: salary and benefit expenses, travel and entertainment expenses for executive and administrative staff, rent and utilities, professional fees, insurance, and amortization and depreciation expense. General and administrative costs are expensed as incurred.

Cash and Cash Equivalents

Cash equivalents are considered to be highly liquid investments with maturities of three months or less at the time of the purchase. The Company had no cash equivalents as of December 31, 2020 and 2019.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade receivables. As of December 31, 2020, one distributor represented 14% of trade receivables. As of December 31, 2019, two distributors represented 40% of trade receivables. Sales to one distributor accounted for 18% of consolidated sales for the year ended December 31, 2020. Sales to one distributor accounted for 16% of consolidated sales for the year ended December 31, 2019.

Inventories

Inventories primarily consist of bulk spirits, packaging supplies, and finished goods which are stated at the lower of cost or market. Cost is determined using an average costing methodology, which approximates cost under the first-in, first-out (FIFO) method. A portion of our finished goods inventory is held by certain independent distributors on consignment until it is sold to a third party. The Company regularly monitors inventory quantities on hand and records write-downs for excess and obsolete inventories based primarily on the Company’s estimated forecast of product demand and production requirements. Such write-downs establish a new cost basis of accounting for the related inventory.

Stock-Based Compensation

The Company recognizes as compensation expense all stock-based awards issued to employees. The compensation cost is measured based on the grant-date fair value of the related stock-based awards and is recognized over the service period of stock-based awards, which is generally the same as the vesting period. The fair value of stock options is determined using the Black-Scholes valuation model, which estimates the fair value of each award on the date of grant based on a variety of assumptions including expected stock price volatility, expected terms of the awards, risk-free interest rate, and dividend rates, if applicable. Stock-based awards issued to nonemployees are recorded at fair value on the measurement date and are subject to periodic market adjustments at the end of each reporting period and as the underlying stock-based awards vest. Net stock-based compensation was $1.3 million and $0.7 million in 2020 and 2019, respectively.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a material current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

20

QUANTITATAVE AND QUALITATIVE DISCLSOURES ABOUT MARKET RISK

Not applicable.

21

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of Eastside Distilling, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Eastside Distilling, Inc. (the Company) as of December 31, 2020 and 2019, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Evaluation of Intangible Assets

As discussed in Note 4, the Company acquired two entities during 2019 accounted for as business combinations, which required assets and liabilities assumed to be measured at their acquisition date fair values. At each reporting period, certain intangible assets are required to be assessed annually for impairment based on the facts and circumstances at that time. Auditing management’s evaluation of intangible assets can be a significant judgment given the fact that the Company uses management estimates on future revenues and expenses which are not easily able to be substantiated.

Given these factors and due to significant judgements made by management, the related audit effort in evaluating management’s judgments in evaluation of intangible assets required a high degree of auditor judgment.

The procedures performed included evaluation of the methods and assumptions used by the Company, tests of the data used and an evaluation of the findings. We evaluated and tested the Company’s significant judgments that determine the impairment evaluation of goodwill and intangible assets.

Lack of Going Concern Paragraph

Due to the net loss and negative cash flows from operations for the year, the Company evaluated the need for a going concern.

Auditing management’s evaluation of a going concern can be a significant judgment given the fact that the Company uses management estimates on future revenues and expenses which are not able to be easily substantiated.

To evaluate the appropriateness of the lack of going concern paragraph in our audit opinion, we examined and evaluated the financial information that was the initial cause for this consideration along with management’s plans to mitigate the going concern.

/s/ M&K CPAS, PLLC

We have served as the Company’s auditor since 2017.

Houston, TX March 31, 2021

23

Eastside Distilling, Inc. and Subsidiaries

Consolidated Balance Sheets

December 31, 2020 and 2019

(Dollars in thousands, except share and per share)

	2020	2019
Assets
Current assets:
Cash	$836	$343
Trade receivables, net	694	1,324
Inventories	6,728	7,140
Prepaid expenses and current assets	750	397
Current assets held for sale	3,833	5,266
Total current assets	12,841	14,470
Property and equipment, net	3,109	4,687
Right-of-use assets	1,270	578
Intangible assets, net	14,038	14,675
Goodwill	-	28
Other assets, net	285	1,065
Non-current assets held for sale	189	363
Total Assets	$31,732	$35,866

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,864	$2,322
Accrued liabilities	1,452	857
Deferred revenue	23	-
Secured trade credit facility, net of debt issuance costs	6,405	-
Current portion of deferred consideration for Azuñia acquisition	15,452	-
Other current liabilities, related party	700	-
Current portion of notes payable	3,830	1,819
Current portion of lease liabilities	515	424
Current liabilities held for sale	18	715
Total current liabilities	30,259	6,137
Lease liabilities, net of current portion	817	275
Secured trade credit facility, net of debt issuance costs	-	2,962
Deferred consideration for Azuñia acquisition	-	15,452
Notes payable, net of current portion and debt discount	1,693	3,594
Non-current liabilities held for sale	71	113
Total liabilities	32,840	28,533

Commitments and contingencies (Note 13)

Stockholders’ equity (deficit):
Common stock, $0.0001 par value; 15,000,000 shares authorized; 10,382,015 and 9,675,028 shares issued and outstanding at December 31, 2020 and 2019, respectively	1	1
Additional paid-in capital	52,985	51,566
Accumulated deficit	(54,094)	(44,234)
Total Stockholders’ Equity (Deficit)	(1,108)	7,333
Total Liabilities and Stockholders’ Equity (Deficit)	$31,732	$35,866

The accompanying notes are an integral part of these consolidated financial statements.

24

Eastside Distilling, Inc. and Subsidiaries

Consolidated Statements of Operations

Years Ended December 31, 2020 and 2019

(Dollars and shares in thousands, except per share)

	2020	2019

Sales	$14,782	$12,193
Less customer programs and excise taxes	1,061	567
Net sales	13,721	11,626
Cost of sales	9,164	7,567
Gross profit	4,557	4,059
Operating expenses:
Sales and marketing expenses	3,900	3,237
General and administrative expenses	9,209	10,790
Gain on disposal of property and equipment	(366)	(15)
Total operating expenses	12,743	14,012
Loss from operations	(8,186)	(9,953)
Other income (expense), net
Interest expense	(1,089)	(508)
Other expense	(372)	(2,670)
Total other expense, net	(1,461)	(3,178)
Loss before income taxes	(9,647)	(13,131)
Provision for income taxes	-	-
Net loss from continuing operations	(9,647)	(13,131)
Net loss from discontinued operations	(213)	(3,777)
Net loss	$(9,860)	$(16,908)

Basic and diluted net loss per common share	$(0.98)	$(1.82)

Basic and diluted weighted average common shares outstanding	10,027	9,276

The accompanying notes are an integral part of these consolidated financial statements.

25

Eastside Distilling, Inc. and Subsidiaries

Consolidated Statements of Stockholder’s Equity (Deficit)

Years Ended December 31, 2020 and 2019

(Dollars and shares in thousands)

	Common Stock		Paid-in	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Capital	Deficit	(Deficit)
Balance, December 31, 2018	8,764	$1	$45,890	$(27,139)	$18,752
Issuance of common stock	281	-	1,262	-	1,262
Issuance of common stock for services by third parties	87	-	598	-	598
Issuance of common stock for services by employees	204	-	1,056	-	1,056
Issuance of common stock for purchase Craft Canning + Bottling, LLC	338	-	2,080	-	2,080
Stock option exercises	1	-	-	-	-
Stock-based compensation	-	-	762	-	762
Net issuance to settle RSUs	-	-	(96)	-	(96)
Contributed capital	-	-	14	-	14
ROU asset and lease liability adjustment	-	-	-	(187)	(187)
Net loss attributable to common shareholders	-	-	-	(16,908)	(16,908)
Balance, December 31, 2019	9,675	$1	$51,566	$(44,234)	$7,333
Stock-based compensation	-	-	269	-	269
Amortization of non-deal warrant grants	-	-	19	-	19
Issuance of warrants for secured credit facility	-	-	98	-	98
Issuance of common stock for services by third parties	260	-	367	-	367
Issuance of common stock for services by employees	447	-	666	-	666
Net loss attributable to common shareholders	-	-	-	(9,860)	(9,860)
Balance, December 31, 2020	10,382	$1	$52,985	$(54,094)	$(1,108)

The accompanying notes are an integral part of these consolidated financial statements.

26

Eastside Distilling, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Years Ended December 31, 2020 and 2019

(Dollars in thousands)

	2020	2019
Cash Flows From Operating Activities:
Net loss	$(9,860)	$(16,908)
Loss from discontinued operations	213	3,777
Adjustments to reconcile net loss to net cash used in operating activities
Impairment of intangible assets	392	-
Depreciation and amortization	2,286	1,690
Bad debt expense	78	71
Gain on disposal of assets	(366)	(15)
Loss on remeasurement of deferred consideration	-	2,670
Amortization of debt issuance costs	288	27
Issuance of common stock in exchange for services for related parties	666	1,056
Issuance of common stock in exchange for services for third parties	367	598
Stock-based compensation	288	667
Changes in operating assets and liabilities:
Trade receivables	552	293
Inventories	412	755
Prepaid expenses and other assets	(53)	(43)
Right-of-use assets	462	494
Accounts payable	(458)	412
Accrued liabilities	594	408
Other current liabilities	700	-
Deferred revenue	23	(52)
Net lease liabilities	(520)	(561)
Net cash used in operating activities	(3,936)	(4,661)
Net cash provided by (used in) operating activities of discontinued operations	930	(4,468)
Net cash used in operating activities	(3,006)	(9,129)
Cash Flows From Investing Activities:
Acquisition of businesses, net of cash acquired	-	(1,450)
Proceeds from sale of fixed assets	624	-
Purchases of property and equipment	(524)	(2,177)
Net cash provided by (used in) investing activities of continuing operations	100	(3,627)
Net cash provided by investing activities of discontinued operations	37	-
Net cash provided by (used in) investing activities	137	(3,627)
Cash Flows From Financing Activities:
Issuance of common stock	-	1,262
Contributed capital	-	14
Proceeds from secured trade credit facility	6,337	-
Proceeds from notes payable	1,901	1,769
Payments of principal on secured trade credit facility	(3,000)	-
Payments of principal on notes payable	(1,876)	(587)
Net cash provided by financing activities	3,362	2,458
Net increase (decrease) in cash	493	(10,298)
Cash at the beginning of the period	343	10,641
Cash at the end of the period	$836	$343

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$776	$371
Cash paid for amounts included in measurement of lease liabilities	$674	$754

Supplemental Disclosure of Non-Cash Financing Activity
Warrants issued in relation to secured trade credit facility	$98	$-
Deferred consideration for the acquisition of Azuñia	$-	$12,871
Fixed assets acquired through financing	$-	$300
Right-of-use assets obtained in exchange for lease obligations	$1,189	$1,257

The accompanying notes are an integral part of these consolidated financial statements.

27

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

1. Description of Business

Eastside Distilling (the “Company” or “Eastside Distilling) was incorporated under the laws of Nevada in 2004 under the name of Eurocan Holdings, Ltd. In December 2014, the Company changed its corporate name to Eastside Distilling, Inc. to reflect the acquisition of Eastside Distilling, LLC. The Company manufactures, acquires, blends, bottles, imports, exports, markets and sells a wide variety of alcoholic beverages under recognized brands. The Company currently employ 78 people in the United States.

The Company’s brands span several alcoholic beverage categories, including whiskey, vodka, gin, rum, tequila and Ready-to-Drink (RTD). The Company sells products on a wholesale basis to distributors in open states, and brokers in control states, and until March 2020, operated four retail tasting rooms in Portland, Oregon to market our brands directly to consumers. The Company operates a mobile craft canning and bottling business (“Craft Canning”) that primarily services the craft beer and craft cider business. Craft Canning operates 11 mobile lines in Seattle, Portland and Denver.

2. Liquidity

Historically, the Company has funded its cash and liquidity needs through operating cash flow, convertible notes, extended credit terms, and equity financings. For the years ended December 31, 2020 and 2019, the Company incurred a net loss of approximately $9.9 million and $16.9 million, respectively, and has an accumulated deficit of approximately $54.1 million as of December 31, 2020. The Company has been dependent on raising capital from debt and equity financings to meet its needs for cash flow used in operating activities. For the year ended December 31, 2020, the Company raised approximately $3.4 million in additional capital through equity and debt financing (net of repayments).

As of December 31, 2020, the Company had $0.8 million of cash on hand with a negative working capital of $17.3 million. The Company’s ability to meet its ongoing operating cash needs over the next 12 months depends on reducing operating costs, raising additional debt or equity capital and generating positive operating cash flow, primarily through increased sales, improved profit growth and controlling expenses. The Company intends to implement actions to improve profitability, by managing expenses while continuing to increase sales. Additionally, the Company is seeking to leverage its large inventory balances and accounts receivable balance to help satisfy its working capital needs over the next 12 months. See Notes 10, 11 and 17 to the consolidated financial statements for a description of the Company’s debt and the debt refinancing initiatives completed in the first quarter of 2021. If the Company is unable to obtain additional financing, or additional financing is not available on acceptable terms, the Company may seek to sell assets, reduce operating expenses or reduce or eliminate marketing initiatives, and take other measures that could impair its ability to be successful.

28

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

3. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements for Eastside Distilling, Inc. and subsidiaries were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The consolidated financial statements include the accounts of Eastside Distilling, Inc.’s wholly-owned subsidiaries, including, MotherLode LLC, Big Bottom Distilling, LLC, Outlandish Beverages LLC, LLC, Redneck Riviera Whiskey Co., LLC, and Craft Canning + Bottling, LLC (beginning as of January 11, 2019) and the Azuñia tequila assets (beginning September 12, 2019). All intercompany balances and transactions have been eliminated in consolidation.

Segment Reporting

The Company determined its operating segment on the same basis that it uses to evaluate its performance internally. The Company has one business activity, packaging, producing, marketing and distributing alcoholic beverages and operates as one segment. The Company’s chief operating decision makers, its chief executive officer and chief financial officer, review the Company’s operating results on an aggregate basis for purposes of allocating resources and evaluating financial performance.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Net sales include product sales, less excise taxes and customer programs and incentives. The Company recognizes revenue by applying the following steps in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to each performance obligation in the contract; and (5) recognize revenue when each performance obligation is satisfied.

The Company recognizes sales when merchandise is shipped from a warehouse directly to wholesale customers (except in the case of a consignment sale). For consignment sales, which include sales to the Oregon Liquor Control Commission (OLCC), the Company recognizes sales upon the consignee’s shipment to the customer. Postage and handling charges billed to customers are also recognized as sales upon shipment of the related merchandise. Shipping terms are generally FOB shipping point, and title passes to the customer at the time and place of shipment or purchase by customers at a retail location. For consignment sales, title passes to the consignee concurrent with the consignee’s shipment to the customer. The customer has no cancellation privileges after shipment or upon purchase at retail locations, other than customary rights of return. The Company excludes sales tax collected and remitted to various states from sales and cost of sales.

Customer Programs

Customer programs, which include customer promotional discount programs, customer incentives, and broker commissions, are a common practice in the alcoholic beverage industry. The Company makes these payments to customers and incurs these costs to promote sales of products and to maintain competitive pricing. Amounts paid in connection with customer programs and incentives are recorded as reductions to net sales or as sales and marketing expenses in accordance with ASC 606 - Revenue from Contracts with Customers, based on the nature of the expenditure. Amounts paid to customers totaled $1.0 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively.

29

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Excise Taxes

The Company is responsible for compliance with the Alcohol and Tobacco Tax and Trade Bureau (“TTB”) regulations, which includes making timely and accurate excise tax payments. The Company is subject to periodic compliance audits by the TTB. Individual states also impose excise taxes on alcoholic beverages in varying amounts. The Company calculates its excise tax expense based upon units produced and on its understanding of the applicable excise tax laws. Excise taxes totaled $0.1 million and $0 million for the years ended December 31, 2020 and 2019, respectively.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the production of spirits, manufacturing labor and overhead, warehousing rent, packaging, and in-bound freight charges. Ingredients account for the largest portion of the cost of sales, followed by packaging and production costs.

Sales and Marketing Expenses

The following expenses are included in sales and marketing expenses in the accompanying consolidated statements of operations: media advertising costs, promotional costs of value-added packaging, salary and benefit expenses, travel and entertainment expenses for the sales, brand and sales support workforce and promotional activity expenses.

General and Administrative Expenses

The following expenses are included in general and administrative expenses in the accompanying condensed consolidated statements of operations: salary and benefit expenses, travel and entertainment expenses for executive and administrative staff, rent and utilities, professional fees, insurance, and amortization and depreciation expense. General and administrative costs are expensed as incurred.

Stock-Based Compensation

The Company recognizes as compensation expense all stock-based awards issued to employees. The compensation cost is measured based on the grant-date fair value of the related stock-based awards and is recognized over the service period of stock-based awards, which is generally the same as the vesting period. The fair value of stock options is determined using the Black-Scholes valuation model, which estimates the fair value of each award on the date of grant based on a variety of assumptions including expected stock price volatility, expected terms of the awards, risk-free interest rate, and dividend rates, if applicable. Stock-based awards issued to nonemployees are recorded at fair value on the measurement date and are subject to periodic market adjustments at the end of each reporting period and as the underlying stock-based awards vest. Stock-based compensation was $0.3 million and $0.7 million for the years ended December 31, 2020 and 2019, respectively.

Discontinued Operations

The Company reports discontinued operations by applying the following criteria in accordance with ASC Topic 205-20 – Presentation of Financial Statements – Discontinued Operations: (1) Component of an entity; (2) Held for sale criteria; and (3) Strategic shift.

On December 31, 2019, management made a strategic shift to focus the Company’s sales and marketing efforts on the nationally branded product platform, resulting in the decision to close all four of its retail stores in the Portland, Oregon area. Although this decision meets the criteria (1) and (3) for reporting discontinued operations, it did not meet the (2) Held for sale criteria until the retail stores were closed or abandoned, which occurred by March 31, 2020.

On October 29, 2020, the Company announced its intent to divest its Redneck Riviera Spirits business. The Company signed a non-binding term sheet between Eastside and Rich Marks, LLC, Redneck Riviera Whiskey Co, LLC (“RRWC”), John D. Rich Tisa Trust and Redneck Spirits Group, LLC (collectively the buyers referred to as “RSG”) whereby RSG would pay a termination fee as well as purchase certain assets from the Company which could include raw materials and finished goods. The total consideration was estimated to be $8.1 million inclusive of a $3 million dollar termination fee and the remainder of proceeds from selling RSG raw materials and finished goods. The divesture is subject to negotiation and execution of definitive agreements. On February 8, 2021, the Company completed the sale of its Redneck Riviera Spirits business.

30

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

As of and for the year ended December 31, 2020, the assets, liabilities, revenue, expenses and cash flows from retail operations and the RRWC business have been classified as discontinued operations separately from continuing operations. For comparative purposes, prior period amounts have been reclassified to conform to current period presentation.

Income and expense related to discontinued retail operations and the Redneck Riviera Spirits business were as follows for the years ended December 31, 2020 and 2019:

(Dollars in thousands)	2020	2019
Sales	$2,195	$4,829
Less customer programs and excise taxes	432	858
Net sales	1,763	3,971
Cost of sales	1,142	2,572
Gross profit	621	1,399
Operating expenses:
Sales and marketing expenses	578	4,264
General and administrative expenses	180	748
Loss on disposal of property and equipment	76	148
Total operating expenses	834	5,160
Loss from operations	(213)	(3,761)
Other expense, net
Interest expense	-	(16)
Total other expense, net	-	(16)
Net loss	$(213)	$(3,777)

Assets and liabilities related to discontinued retail operations and the Redneck Riviera Spirits business were as follows as of December 31, 2020 and 2019:

(Dollars in thousands)	2020	2019
Assets
Current assets:
Cash	$-	$1
Trade receivables	-	2
Inventories	3,833	5,253
Prepaid expenses and current assets	-	10
Total current assets	3,833	5,266
Property and equipment, net	-	86
Right-of-use assets	96	165
Other assets	93	112
Total Assets	$4,022	$5,629

Liabilities
Current liabilities:
Accounts payable	$(13)	$616
Accrued liabilities	-	37
Deferred revenue	-	2
Current portion of lease liability	31	60
Total current liabilities	18	715
Lease liability - less current portion	71	113
Total Liabilities	$89	$828

31

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Cash and Cash Equivalents

Cash equivalents are considered to be highly liquid investments with maturities of three months or less at the time of the purchase. The Company had no cash equivalents as of December 31, 2020 and 2019.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade receivables. As of December 31, 2020, one distributor represented 14% of trade receivables. As of December 31, 2019, two distributors represented 40% of trade receivables. Sales to one distributor accounted for 18% of consolidated sales for the year ended December 31, 2020. Sales to one distributor accounted for 16% of consolidated sales for the year ended December 31, 2019.

Fair Value Measurements

GAAP defines fair value, establishes a framework for measuring fair value, and requires certain disclosures about fair value measurements. GAAP permits an entity to choose to measure many financial instruments and certain other items at fair value and contains financial statement presentation and disclosure requirements for assets and liabilities for which the fair value option is elected. As of December 31, 2020 and 2019, management has not elected to report any of the Company’s assets or liabilities at fair value under the “fair value option” provided by GAAP.

The hierarchy of fair value valuation techniques under GAAP provides for three levels: Level 1 provides the most reliable measure of fair value, whereas Level 3, if applicable, generally would require significant management judgment. The three levels for categorizing assets and liabilities under GAAP’s fair value measurement requirements are as follows:

Level 1:	Fair value of the asset or liability is determined using cash or unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2:	Fair value of the asset or liability is determined using inputs other than quoted prices that are observable for the applicable asset or liability, either directly or indirectly, such as quoted prices for similar (as opposed to identical) assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3:	Fair value of the asset or liability is determined using unobservable inputs that are significant to the fair value measurement and reflect management’s own assumptions regarding the applicable asset or liability.

None of the Company’s assets or liabilities were measured at fair value as of December 31, 2020 or 2019. However, GAAP requires the disclosure of fair value information about financial instruments that are not measured at fair value. Financial instruments consist principally of trade receivables, accounts payable, accrued liabilities, notes payable, convertible note payable and the secured credit facility. The estimated fair value of trade receivables, accounts payable, and accrued liabilities approximates their carrying value due to the short period of time to their maturities. As of December 31, 2020 and 2019, the Company’s notes are payable at fixed rates and their carrying value approximates fair value.

Items Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities acquired in a business acquisition are valued at fair value at the date of acquisition.

32

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Inventories

Inventories primarily consist of bulk and bottled liquor and merchandise and are stated at the lower of cost or market. Cost is determined using an average costing methodology, which approximates cost under the first-in, first-out (FIFO) method. A portion of inventory is held by certain independent distributors on consignment until it is sold to a third party. The Company regularly monitors inventory quantities on hand and records write-downs for excess and obsolete inventories based primarily on the Company’s estimated forecast of product demand and production requirements. Such write-downs establish a new cost basis of accounting for the related inventory.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, ranging from three to seven years. Amortization of leasehold improvements is computed using the straight-line method over the life of the lease or the useful lives of the assets, whichever is shorter. The cost and related accumulated depreciation and amortization of property and equipment sold or otherwise disposed of are removed from the accounts and any gain or loss is reported as current period income or expense. The costs of repairs and maintenance are expensed as incurred.

Intangible Assets / Goodwill

The Company accounts for certain intangible assets at cost. Management reviews these intangible assets for probable impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. If there is an indication of impairment, management would prepare an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these estimated cash flows were less than the carrying amount, an impairment loss would be recognized to write down the asset to its estimated fair value. The Company performed a qualitative assessment of certain of its intangible assets as of December 31, 2020 and determined that they were not impaired.

Long-lived Assets

The Company accounts for long-lived assets, including certain intangible assets, at amortized cost. Management reviews long-lived assets for probable impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. If there is an indication of impairment, management would prepare an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these estimated cash flows were less than the carrying amount of the asset, an impairment loss would be recognized to write down the asset to its estimated fair value. The Company performed a qualitative assessment of certain of its intangible assets as of December 31, 2020 and determined that they were not impaired.

Income Taxes

The provision for income taxes is based on income and expenses as reported for financial statement purposes using the “asset and liability method” for accounting for deferred taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled.

As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. As of December 31, 2020 and 2019, the Company established valuation allowances against its net deferred tax assets.

33

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Income tax positions that meet the “more-likely-than-not” recognition threshold are measured at the largest amount of income tax benefit that is more than 50% likely to be realized upon settlement with the applicable taxing authority. The portion of the benefits associated with income tax positions taken that exceeds the amount measured as described above would be reflected as a liability for unrecognized income tax benefits in the accompanying consolidated balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest and penalties associated with unrecognized income tax benefits would be classified as additional income taxes in the accompanying consolidated statements of operations. There were no unrecognized income tax benefits, nor any interest and penalties associated with unrecognized income tax benefits, accrued or expensed at and for the years ended December 31, 2020 and 2019.

The Company files federal income tax returns in the United States. and various state income tax returns. The Company is no longer subject to examinations by the related tax authorities for the Company’s U.S. federal and state income tax returns for years prior to 2013.

Comprehensive Income

The Company does not have any reconciling other comprehensive income items for the years ended December 31, 2020 and 2019.

Accounts Receivable Factoring Program

The Company has entered into two accounts receivable factoring programs. One for its spirits customers (the “spirits program”) and another for its co-packing customers (the “co-packing program”). Under the programs, the Company has the option to sell certain customer account receivables in advance of payment for 75% (spirits program) or 85% (co-packing program) of the amount due. When the customer remits payment, the Company receives the remaining balance. For the spirits program, interest is charged on the advanced 75% payment at a rate of 2.4% for the first 30 days plus 1.44% for each additional ten-day period. For the co-packing program, interest is charged against the greater of $0.5 million or the total funds advanced at a rate of 5% plus the prime rate published in the Wall Street Journal. Under the terms of both agreements, the factoring provider has full recourse against the Company should the customer fail to pay the invoice. In accordance with ASC Topic 860 – Transfers and Servicing, the Company has concluded that these agreements have met all three conditions identified in ASC Topic 860-10-40-5 (a) – (c) and have accounted for this activity as a sale. Given the quality of the factored accounts, the Company has not recognized a recourse obligation. In certain limited instances, the Company may provide collection services on the factored accounts but does not receive any fees for acting as the collection agent, and as such, the Company has not recognized a service obligation asset or liability. The Company factored $7.9 million of invoices and incurred $0.2 million in fees associated with the factoring programs during the year ended December 31, 2020. As of December 31, 2020, the Company had $0.2 million factored invoices outstanding.

Recently Adopted Accounting Pronouncements

In January 2017, the FASB issued ASU 2017-04, Intangibles-Goodwill and Other (Topic 350) – Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). ASU 2017-04 will simplify the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. Current guidance requires that companies compute the implied fair value of goodwill under Step 2 by performing procedures to determine the fair value at the impairment testing date of its assets and liabilities following the procedure that would be required in determining the fair value of assets acquired and liabilities assumed in a business combination. ASU 2017-04 will require companies to perform annual or interim goodwill impairment tests by comparing the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit’s fair value. However, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. ASU 2017-04 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, and will be applied prospectively. Early adoption of this standard is permitted. The Company adopted ASU 2017-04 as of January 1, 2020. The Company does not believe the adoption of ASU 2017-04 had any material impact on its consolidated financial statements.

34

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

4. Business Acquisitions

During the fiscal year 2019, the Company completed the following acquisitions:

Craft Canning + Bottling

On January 11, 2019, the Company completed the acquisition of Craft Canning & Bottling, LLC (“Craft Canning”), a Portland, Oregon-based provider of bottling and canning services. The Company’s consolidated financial statements for the year ended December 31, 2019 include Craft Canning’s results of operations from the acquisition date of January 11, 2019 through December 31, 2019. The Company’s consolidated financial statements reflect the final purchase accounting adjustments in accordance with ASC Topic 805 - Business Combinations, whereby the purchase price was allocated to the assets acquired and liabilities assumed based upon their estimated fair values on the acquisition date.

The following allocation of the purchase price was as follows:

(Dollars in thousands)	2019
Consideration given:
338,212 shares of common stock valued at $6.10 per share	$2,080
Cash	2,003
Notes payable	762
Total value of acquisition	$4,845

Assets and liabilities acquired:
Cash	$553
Trade receivables, net	626
Inventories, net	155
Property and equipment, net	1,839
Right-of-use assets	233
Intangible assets - customer list	2,895
Other assets	27
Accounts payable	(232)
Accrued liabilities	(74)
Deferred revenue	(52)
Lease liabilities	(256)
Notes payable	(869)
Total	$4,845

Intangible assets are recorded at estimated fair value, as determined by management based on available information. The fair value assigned to the customer list intangible asset was determined through the use of the income approach, specifically the relief from royalty and the multi-period excess earning methods. The major assumptions used in arriving at the estimated identifiable intangible asset value included management’s estimates of future cash flows, discounted at an appropriate rate of return which is based on the weighted average cost of capital for both the Company and other market participants, projected customer attrition rates, as well as applicable royalty rates for comparable assets. The useful lives for intangible assets were determined based upon the remaining useful economic lives of the tangible assets that are expected to contribute directly or indirectly to future cash flows. The customer relationships estimated useful life is seven years.

The Company incurred Craft Canning-related acquisition costs of $0.1 million during the year ended December 31, 2019 that have been recorded in general and administrative expenses in the consolidated statements of operations. The results of the Craft Canning acquisition are included in the consolidated financial statements from the date of acquisition through December 31, 2019. The revenue and net income (including transaction costs) of Craft Canning operations included in the consolidated statements of operations were $7.1 million and $0.4 million, respectively, for the period from January 11, 2019 through December 31, 2019.

35

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Azuñia Tequila

On September 12, 2019, the Company completed the acquisition of the Azuñia brand, the direct sales team, existing product inventory, supply chain relationships and contractual agreements from Intersect Beverage, LLC (“Intersect”), an importer and distributor of tequila and related products. The Company’s consolidated financial statements as of and for the year ended December 31, 2019 include the Azuñia assets and results of operations. For the year ended December 31, 2019, the Azuñia results of operations are included from the acquisition date of September 12, 2019 through December 31, 2019.

The acquisition was structured as an all-stock transaction, provided that the Company may, at its election, pay a portion of the consideration in cash or by executing a three-year promissory note if the issuance of stock would require the Company to hold a vote of its stockholders under the applicable Nasdaq rules. Subject to compliance with applicable Nasdaq rules, the initial consideration, will be payable approximately 18 months following the closing and will consist of 850,000 shares of the Company’s common stock at a stipulated value of $6.00 per share, 350,000 shares of the Company’s common stock based on the Company’s stock price twelve months after the close of the transaction, and additional shares based on the Azuñia business achieving certain revenue targets and the Company’s stock price 18 months after the close of the transaction. The Company has also agreed to issue additional stock consideration (subject to compliance with applicable Nasdaq rules) of up to $1.5 million upon the Azuñia business achieving revenue of at least $9.45 million in the period commencing on the 13th month following the closing and ending on the 24th month following the closing.

The Company’s consolidated financial statements reflect the final purchase accounting adjustments in accordance with ASC Topic 805, whereby the purchase price was allocated to the assets acquired based upon their estimated fair values on the acquisition date. The Company estimated the purchase price based on weighted probabilities of future results and recorded deferred consideration payable of $12.8 million on the acquisition date that will be remeasured to fair value at each reporting date until the contingencies are resolved, with the changes in fair value recognized in earnings. The Company remeasured the deferred consideration payable for the period ended December 31, 2019 and increased the liability by $2.7 million to a balance of $15.5 million. No adjustment was made to the deferred consideration payable for the period ended December 31, 2020.

The following allocation of the purchase price was as follows:

(Dollars in thousands)	2019
Consideration given:
Deferred consideration payable	$12,781
Total value of acquisition	$12,781

Assets acquired:
Inventories, net	$836
Intangible assets - brand	11,945
Total	$12,781

Intangible assets are recorded at estimated fair value, as determined by management based on available information. The fair value assigned to the brand intangible asset was determined through the use of the market approach. The major assumptions used in arriving at the estimated identifiable intangible asset value included category averages for comparable acquisitions, including multiples of annual sales and dollars per case sold. The brand has an indefinite life and will not be amortized.

The Company incurred Azuñia-related acquisition costs of $0.2 million during the year ended December 31, 2019 that have been recorded in general and administrative expenses in the consolidated statements of operations. The results of the Azuñia asset acquisition are included in the consolidated financial statements from the date of acquisition through December 31, 2019. The sales of Azuñia products included in the consolidated statements of operations were $1.1 million for the period from September 12, 2019 through December 31, 2019. Sales were $2.9 million for the year ended December 31, 2020.

Pro Forma Financial Information

The following unaudited pro forma consolidated results of operations for the year ended December 31, 2019 assume that both acquisitions of Craft Canning & Bottling and Azuñia were completed on January 1, 2019:

(Dollars in thousands, except per share amounts)	2019
Pro forma sales	$19,868
Pro forma net loss	(20,350)
Pro forma basic and diluted net loss per share	$(2.19)

36

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Pro forma sales and net loss exclude retail and the Redneck spirits business operations that have been classified as discontinued operations. Pro forma data does not purport to be indicative of the results that would have been obtained had these events actually occurred at the beginning of the periods presented and is not intended to be a projection of future results. The share and per share data have been retroactively reflected for the acquisitions.

5. Inventories

Inventories consisted of the following as of December 31:

(Dollars in thousands)	2020	2019
Raw materials	$5,455	$5,608
Finished goods	1,273	1,532
Total inventories	$6,728	$7,140

6. Property and Equipment

Property and equipment consisted of the following as of December 31:

(Dollars in thousands)	2020	2019
Furniture and fixtures	$4,363	$4,464
Leasehold improvements	1,637	1,654
Vehicles	824	690
Construction in progress	-	98
Total cost	6,824	6,906
Less accumulated depreciation	(3,715)	(2,219)
Total property and equipment, net	$3,109	$4,687

Purchases of property and equipment totaled $0.5 million and $2.2 million for the years ended December 31, 2020 and 2019, respectively. Depreciation expense totaled $1.7 million and $1.2 million for the years ended December 31, 2020 and 2019, respectively.

During the year ended December 31, 2020, the Company disposed of fixed assets with a net book value of $0.5 million resulting in a gain on the disposal of fixed assets of $0.4 million. As a result of these disposals, the Company received funds of $0.6 million from the sales of the disposed assets. During the year ended December 31, 2019, the Company disposed of fixed assets with a net book value of $0.5 million resulting in a gain on the disposal of fixed assets of $0.

7. Intangible Assets and Goodwill

Intangible assets and goodwill consisted of the following as of December 31:

(Dollars in thousands)	2020	2019
Permits and licenses	$25	$25
Azuñia brand	11,945	11,945
Customer lists	2,895	3,247
Goodwill	-	28
Total intangible assets and goodwill	14,865	15,245
Less accumulated amortization	(827)	(542)
Intangible assets and goodwill, net	$14,038	$14,703

Amortization expense totaled $0.5 million and $0.4 million for the years ended December 31, 2020 and 2019, respectively. The permits and license and Azuñia brand have all been determined to have indefinite life and will not be amortized. The customer list is being amortized over a seven-year life. During the year ended December 31, 2020, it was determined that the customer list associated with the MotherLode, LLC acquisition no longer had value and was written off. The net value of the MotherLode, LLC customer list at the time of the write down was $0.2 million.

37

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

8. Other Assets

Other assets consisted of the following as of December 31:

(Dollars in thousands)	2020	2019
Product branding	$400	$704
Notes receivable	-	450
Deposits	57	43
Total other assets	457	1,197
Less accumulated amortization	(172)	(132)
Other assets, net	$285	$1,065

During 2020, it was determined that certain costs related to branding services previously capitalized had no further value and were written off. The net value of these services at the time of the write down was $0.4 million. The remaining deposits of $0.1 million represent office and retail space lease deposits. In September 2020, the Company had received the remaining balance of the notes receivable from Wineonline.com.

Amortization expense totaled $0.1 million for both years ended December 31, 2020 and 2019.

9. Leases

The Company has various lease agreements in place for facilities and equipment. Terms of these leases include, in some instances, scheduled rent increases, renewals, purchase options and maintenance costs, and vary by lease. These lease obligations expire at various dates through 2025. The Company determines if an arrangement is a lease at inception. The Company does not currently have any finance leases. As the rate implicit in each lease is not readily determinable, the Company uses its incremental borrowing rate based on information available at commencement to determine the present value of the lease payments. Right-of-use assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Leases with an initial term of 12 months or less (“short-term leases”) are not recorded on the balance sheet and are recognized on a straight-line basis over the lease term. In September 2020, the Company entered into two new lease agreements for canning and bottling production facilities in Seattle and Denver. Both leases contain fixed payments that increase over the term of their respective agreement. As of December 31, 2020, the amount of right-of-use assets and lease liabilities were $1.3 million and $1.3 million, respectively. Aggregate lease expense for the year ended December 31, 2020 was $0.8 million, consisting of $0.5 million in operating lease expense for lease liabilities and $0.3 million in short-term lease cost.

Maturities of lease liabilities as of December 31, 2020 were as follows:

(Dollars in thousands)	Operating Leases	Weighted-Average Remaining Term in Years
2021	$610
2022	362
2023	274
2024	144
2025	124
Thereafter	-
Total lease payments	1,514
Less imputed interest (based on 6.6% weighted- average discount rate)	(182)
Present value of lease liability	$1,332	3.3

38

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

10. Notes Payable

Notes payable consisted of the following as of December 31:

(Dollars in thousands)	2020	2019
Notes payable bearing interest at 5.00%. The notes’ principal, plus any accrued and unpaid interest is due May 1, 2021. Interest is paid monthly.	$2,300	$2,300
Notes payable bearing interest at 1.00%. The notes’ principal, plus any accrued and unpaid interest is due May 1, 2022. Loan payments are deferred six months from start of loan. To help ensure adequate liquidity in light of uncertainties posed by the COVID-19 pandemic, the Company received this loan under the Small Business Administration’s (“SBA”) Paycheck Protection Program (“PPP”).	1,052	-
Notes payable bearing interest at 1.00%. The notes’ principal, plus any accrued and unpaid interest is due May 1, 2022. Loan payments are deferred six months from start of loan. The Company received this loan under the SBA’s PPP.	396	-
Convertible note payable bearing interest at 9.00%. The note principal, plus any accrued and unpaid interest is due December 31, 2020. The note has a voluntary conversion feature where in the event of an equity offering of at least $1.0 million at a purchase price of at least $4.25 (subject to adjustment), the noteholder shall have the right to participate in the financing by converting all outstanding principal and accrued and unpaid interest on this note into the securities to be sold in the offering.	-	254
Notes payable bearing interest at 5.00%. Principal and accrued interest is payable in six equal installments on each six-month anniversary of the issuance date of January 11, 2019. The notes are secured by the security interests and subordinated to the Company’s senior indebtedness.	370	650
Promissory note payable bearing interest of 5.2%. The note has a 46-month term with maturity in May 2023. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	129	177
Promissory note payable bearing interest of 4.45%. The note has a 34-month term with maturity in May 2022. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning and includes debt covenants requiring a Current Ratio of 1.75 to 1.00 and a Debt Service Coverage Ratio of 1.25 to 1.00. Craft Canning must also provide annual financial statements and tax returns. Craft Canning was in compliance with all debt covenants as of December 31, 2020.	163	266
Promissory note payable under a revolving line of credit bearing variable interest starting at 5.5%. The note has a 12-month term with principal and accrued interest due in lump sum in July 2020. The borrowing limit is $0.3 million. The note is secured by the assets of Craft Canning.	-	50
Promissory note payable under a revolving line of credit bearing variable interest starting at 3.25%. The note has a 15-month term with principal and accrued interest due in lump sum in January 2022. The borrowing limit is $0.5 million. The note is secured by the assets of Craft Canning.	500	-
Promissory note payable bearing interest of 4.14%. The note has a 60-month term with maturity in July 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	146	183
Promissory note payable bearing interest of 3.91%. The note has a 60-month term with maturity in August 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	226	282
Promissory note payable bearing interest of 3.96%. The note has a 60-month term with maturity in November 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	241	295
Secured line of credit promissory note for a revolving line of credit in the aggregate principal amount of $2.0 million. The Note matures on April 15, 2020 and may be prepaid in whole or in part at any time without penalty or premium. Repayment of the Note is subject to acceleration in the event of an event of default. The Company may use the proceeds to purchase tequila for its Azuñia product line and for general corporate purposes, as approved by the Holder. The obligations of the Company under the Note are secured by certain inventory of the Company and its subsidiaries and the Company’s membership interests in Craft Canning. In addition, the Note is guaranteed by the Company’s subsidiaries Craft Canning and Big Bottom Distilling. The Note and the accompanying guaranty restrict Craft Canning from incurring any new indebtedness, other than trade debt incurred in the ordinary course of business, until the Note is repaid in full. The obligations under the Note are subordinate and junior in right and priority of payment to the Company’s obligations under the Company’s Credit and Security Agreement with the KFK Children’s Trust dated May 10, 2018. The Note was paid in full in January 2020.	-	946
Promissory notes payable bearing interest between 2.99% - 3.14%. The notes have 60-month terms with maturity dates between February 2019 – June 2020. Principal and accrued interest are paid monthly. The notes are secured by the specific vehicle underlying the loan.	-	10
Total notes payable	5,523	5,413
Less current portion	(3,830)	(1,819)
Long-term portion of notes payable	$1,693	$3,594

The Company paid $0.1 million and $0.2 million in interest on its notes payable during the years ended December 31, 2020 and 2019, respectively.

39

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

Maturities on notes payable as of December 31, 2020 were as follows:

(Dollars in thousands)
2021	$3,830
2022	1,370
2023	194
2024	129
$5,523

11. Secured Credit Facility

On January 15, 2020, the Company entered into a loan agreement (the “Loan Agreement”) between the Company which includes its wholly-owned subsidiaries MotherLode LLC, an Oregon limited liability company, Big Bottom Distilling, LLC, an Oregon limited liability company, Craft Canning + Bottling, LLC, an Oregon limited liability company, Redneck Riviera Whiskey Co., LLC, a Tennessee limited liability company, and Outlandish Beverages LLC, an Oregon limited liability company collectively, (the “Borrowers” and each a “Borrower”) and Live Oak Banking Company (“Live Oak”), a North Carolina banking corporation (the “Lender”) to refinance existing debt of the Borrowers and to provide funding for general working capital purposes. Under the Loan Agreement, the Lender has committed to make up to two loan advances to the Borrowers in an aggregate principal amount not to exceed the lesser of (i) $8.0 million and (ii) a borrowing base equal to 85% of the appraised value of the Borrowers’ eligible inventory of whisky in barrels or totes less an amount equal to all service fees or rental payments owed by the Borrowers during the 90 day period immediately succeeding the date of determination to any warehouses or bailees holding eligible inventory (the “Loan”).

The Loan matures on January 14, 2021 and all amounts outstanding under the Loan will become due and payable. The Lender may at any time demand repayment of the Loan in whole or in part, in which case the Borrowers will be obligated to repay the Loan (or portion thereof for which repayment is demanded) within 30 days following the date of demand. The Borrowers may prepay the Loan, in whole or in part, at any time without penalty or premium.

The Loan bears interest at a rate equal to the prime rate plus a spread of 2.49%, adjusted quarterly. Accrued interest is payable monthly, with the final installment of interest being due and payable on the Maturity Date. The Borrowers are also obligated to pay a servicing fee, unused commitment fee and origination fee in connection with the Loan. The Company paid $0.4 million in interest during the year ended December 31, 2020. The balance of the Loan was $6.4 million as of December 31, 2020.

The Loan Agreement contains affirmative and negative covenants that include covenants restricting each Company’s ability to, among other things, incur indebtedness, grant liens, dispose of assets, merge or consolidate, make investments, or enter into restrictive agreements, subject to certain exceptions.

The obligations of the Borrowers under the Loan Agreement are secured by substantially all of their respective assets, except for accounts receivable and certain other specified excluded property.

The Loan Agreement includes customary events of default that include among other things, non-payment defaults, covenant defaults, inaccuracy of representations and warranties, cross default to material indebtedness, bankruptcy and insolvency defaults and change in control defaults. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the Loan Agreement at a per annum rate equal to 2.00% above the applicable interest rate.

In connection with the Loan Agreement, the Company issued to the Lender a warrant to purchase up to 100,000 shares of the Company’s common stock at an initial exercise price of $3.94 per share (the “Warrant”). The Warrant expires on January 15, 2025. In connection with the issuance of the Warrant, the Company granted the Lender piggy-back registration rights with respect to the shares of common stock issuable upon exercise of the Warrant, subject to certain exceptions. On June 3, 2020, the Company entered into a Modification Agreement with Live Oak that made changes to the Financial Reports and Other Data Section and restated Exhibit B.

On January 16, 2020, in connection with the Company’s consummation of the Loan Agreement, Eastside repaid in full and terminated the Secured Line of Credit Promissory Note that Eastside had issued to TQLA, LLC (“Holder”) on November 29, 2019 (the “TQLA Note”). Since Eastside repaid the TQLA Note in full prior to its maturity date, the Common Stock Purchase Warrant that Eastside had issued to Holder on November 29, 2019 is not be exercisable and is cancelled. No prepayment or early termination penalties were incurred by Eastside as a result of repaying the TQLA Note. In addition, Eastside repaid in full and terminated the $3.0 million credit and security agreement (the “Credit and Security Agreement”), by and between the Company and The KFK Children’s Trust, Jeffrey Anderson – Trustee (the “Lender”). The Company paid $0.1 million in interest on the TQLA Note and the Credit and Security Agreement during the first quarter of 2020.

On May 13, 2020, Live Oak (the “Lender”) notified the Company that it was in technical default under certain covenants in a loan agreement, dated January 15, 2020, between the Company, Motherlode LLC, Big Bottom Distilling, LLC, Craft Canning + Bottling LLC, RRWC, Outlandish Beverages LLC, and Live Oak (the “Loan Agreement”). Those technical defaults included the failure to timely deliver information and its belief that the Company owed certain taxes and did not relate to any failure to pay amounts owing under the Loan Agreement. The Loan Agreement provides that upon an event of default, the Lender may, at its option, declare the entire loan to be immediately due and payable. Further, a default interest rate may apply on all obligations during the existence of an event of default at a per annum rate equal to 2.00% above the applicable interest rate. On June 3, 2020 the Company entered into a Second Modification to Loan Agreement (“Modification”) with the Lender agreeing to waive the technical defaults upon the satisfaction of certain conditions by September 30, 2020. The Company complied with these conditions and was compliant with the terms of the Loan Agreement and Modification as of December 31, 2020.

40

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

On May 10, 2018, the Company entered into a credit and security agreement (the “Credit and Security Agreement”), by and between the Company and The KFK Children’s Trust, Jeffrey Anderson – Trustee (the “Lender”). Pursuant to the Credit and Security Agreement, the Lender will make loans to the Company in an aggregate principal amount not to exceed $3.0 million (the “Loans”). The Loans are secured by all of the Company’s bulk whiskey, bourbon and rye inventory held in third-party storage facilities (“Specified Inventory”). The Company may borrow 80% of the value of the Specified Inventory it is able to purchase under the Credit and Security Agreement.

The proceeds of the Loans are to be used by the Company to purchase the Specified Inventory for use in distilling and producing its spirits products, and for no other purpose.

The Loans have an annual interest rate of 7.00%. The Company will pay accrued and unpaid interest on the Loans, for the period commencing on the date each such Loan is made and continuing until each such Loan is paid in full. During 2019, The Company paid $0.2 million in interest on the Loans. The Company must pay the outstanding principal amount of the Loans in a one-time payment on the termination date of the Credit and Security Agreement (June 10, 2021), or earlier pursuant to other provisions thereof. The Company may prepay the Loans or any portion thereof at any time, and from time to time, without premium or penalty. As of December 31, 2019, the Company has borrowed the full $3.0 million available under the agreement. The Loans were paid in full on January 30, 2020.

The current market value of the Company’s bulk whiskey, bourbon and rye inventories must be at least 120% of the outstanding Loan balance. In addition, the Credit and Security Agreement contains other customary covenants including, among other things, certain restrictions on incurring indebtedness.

12. Income Taxes

The provision for income taxes results in effective tax rates which are different than the federal income tax statutory rate. The provision (benefit) for income taxes for the years ended December 31, 2020 and 2019 were as follows, assuming a 21% federal effective tax rate. The Company also has a state tax rate for Oregon, of 6.6% for both December 31, 2020 and 2019.

The provision of income taxes for the years ended December 31, 2020 and 2019 were as follows:

(Dollars in thousands)	2020	2019
Expected federal income tax benefit	$(1,934)	$(3,390)
State income taxes after credits	(651)	(1,141)
Change in allowance	2,585	4,531
Total provision for income taxes	$-	$-

The components of the net deferred tax assets and liabilities as of December 31 consisted of the following:

(Dollars in thousands)	2020	2019
Deferred tax assets
Net operating loss carryforwards	$15,731	$12,730
Stock-based compensation	887	808
Total deferred tax assets	16,618	13,538

Deferred tax liabilities:
Depreciation and amortization	(1,431)	(813)
Total deferred tax liabilities	(1,431)	(813)
Valuation Allowance	(15,310)	(12,725)
Net deferred tax assets	$-	$-

41

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

As of December 31, 2020, the Company has a cumulative net operating loss carryforward (NOL) of approximately $47.6 million, to offset against future income for federal and state tax purposes. These federal and state NOLs can be carried forward for 20 and 15 years, respectively. The federal NOLs begin to expire in 2034, and the state NOLs begin to expire in 2029. The utilization of the net operating loss carryforwards may be subject to substantial annual limitation due to ownership change provisions of the Internal Revenue Code of 1986 (as amended, the Internal Revenue Code) and similar state provisions. In general, if the Company experiences a greater than 50 percentage aggregate change in ownership of certain significant stockholders over a three-year period (a “Section 382 ownership change”), utilization of its pre-change NOL carryforwards are subject to an annual limitation under Section 382 of the Internal Revenue Code (and similar state laws). The annual limitation generally is determined by multiplying the value of the Company’s stock at the time of such ownership change (subject to certain adjustments) by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the NOL carryforwards before utilization and may be substantial.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the realizability of the deferred tax assets, management has determined a full valuation allowance is appropriate.

13. Commitments and Contingencies

Legal Matters

On December 15, 2020, Grover Wickersham filed a complaint in the United States District Court for the District Court of Oregon against the Company.  Mr. Wickersham, the former CEO and Chairman of the Board of the Company, has asserted causes of action for fraud in the inducement, breach of contract, breach of the implied covenant of good faith and fair dealing, defamation, interference with economic advantage, elder financial abuse, and dissemination of false and misleading proxy materials  The Company disputes the allegations and intends to defend the case vigorously.

The Company is not currently subject to any other material legal proceedings; however, it could be subject to legal proceedings and claims from time to time in the ordinary course of its business, or legal proceedings it considered immaterial may in the future become material. Regardless of the outcome, litigation can, among other things, be time consuming and expensive to resolve, and can divert management resources.

14. Net Loss per Common Share

Basic loss per common share is computed by dividing net loss by the weighted average number of common shares outstanding during the period, without considering any dilutive items. Diluted net loss per common share is computed by dividing net loss by the sum of the weighted average number of common shares outstanding and the potential number of any dilutive common shares outstanding during the period. Potentially dilutive securities consist of the incremental common stock issuable upon exercise of stock options and convertible notes. Potentially dilutive securities are excluded from the computation if their effect is anti-dilutive. There were no dilutive common shares as of December 31, 2020 and 2019.

15. Stockholder’s Equity

Issuance of Common Stock

During 2020, the Company issued 706,987 shares of common stock to directors, employees and consultants for stock-based compensation of $1.0 million. The shares were valued using the closing share price of the Company’s common stock on the date of grant, within the range of $1.08 to $3.20 per share.

During 2019, the Company issued 291,099 shares of common stock to directors, employees and consultants for stock-based compensation of $1.7 million. The shares were valued using the closing share price of the Company’s common stock on the date of grant, within the range of $3.68 to $6.13 per share.

In September 2019, the Company issued 280,555 units (the “Units”) in connection with a private offering at a per Unit price of $4.50 per share, resulting in net proceeds of $1.3 million. Each Unit consists of one share of Eastside’s common stock and a three-year warrant to acquire 0.5 shares of common stock at an exercise price of $5.50 per share.

42

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

In April 2019, the Company issued 1,077 shares of common stock in connection with existing option exercises at an exercise price of $3.99.

On January 11, 2019, the Company issued 338,212 shares of common stock in connection with the acquisition of Craft Canning for a total consideration of $2.1 million.

Stock-Based Compensation

On September 8, 2016, the Company adopted the 2016 Equity Incentive Plan (the “2016 Plan”). Pursuant to the terms of the plan, on January 1, 2020, the number of shares available for grant under the 2016 Plan reset to 2,887,005 shares, equal to 8% of the number of outstanding shares of the Company’s capital stock, calculated on an as-converted basis, on December 31 of the preceding calendar year, and then added to the prior year plan amount. As of December 31, 2020, there were 134,514 options and 1,079,039 restricted stock units (“RSUs”) issued under the 2016 Plan, with vesting schedules varying between immediate or three (3) years from the grant date.

On January 29, 2015, our Board of Directors adopted the 2015 Stock Incentive Plan (the “2015 Plan”). The total number of shares available for the grant of either stock options or compensation stock under the plan is 50,000 shares, subject to adjustment. As of December 31, 2020, no options under the Plan remain outstanding.

The Company also issues, from time to time, options that are not registered under a formal option plan. As of December 31, 2020, there were no options outstanding that were not issued under the Plans.

A summary of all stock option activity at and for the years ended December 31, 2020 and 2019 is presented below:

	# of Options	Weighted-Average Exercise Price
Outstanding as of December 31, 2018	895,858	$5.62
Options granted	79,000	5.01
Options exercised	(3,167)	4.04
Options canceled	(187,590)	4.61
Outstanding as of December 31, 2019	784,101	$5.65
Options granted	22,000	0.65
Options canceled	(671,587)	5.77
Outstanding as of December 31, 2020	134,514	$4.40

Exercisable as of December 31, 2020	88,222	$4.04

The aggregate intrinsic value of options outstanding as of December 31, 2020 was $0 million.

As of December 31, 2020, there were 46,292 unvested options with an aggregate grant date fair value of $0.1 million. The unvested options will vest in accordance with the vesting schedule in each respective option agreement, which varies between immediate and five (5) years from the grant date. The aggregate intrinsic value of unvested options as of December 31, 2020 was $0 million. During the year ended December 31, 2020, 39,222 options vested.

43

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

The Company uses the Black-Scholes valuation model to measure the grant-date fair value of stock options. The grant-date fair value of stock options issued to employees is recognized on a straight-line basis over the requisite service period. Stock-based awards issued to nonemployees are recorded at fair value on the measurement date and are subject to periodic market adjustments as the underlying stock-based awards vest.

To determine the fair value of stock options using the Black-Scholes valuation model, the calculation takes into consideration the effect of the following:

●	Exercise price of the option
●	Fair value of the Company’s common stock on the date of grant
●	Expected term of the option
●	Expected volatility over the expected term of the option
●	Risk-free interest rate for the expected term of the option

The calculation includes several assumptions that require management’s judgment. The expected term of the options is calculated using the simplified method described in GAAP. The simplified method defines the expected term as the average of the contractual term and the vesting period. Estimated volatility is derived from volatility calculated using historical closing prices of common shares of similar entities whose share prices are publicly available for the expected term of the options. The risk-free interest rate is based on the U.S. Treasury constant maturities in effect at the time of grant for the expected term of the options.

The Company did not issue any additional options during the year ended December 31, 2020.

The following weighted-average assumptions were used in the Black-Scholes valuation model for options granted during the year ended December 31, 2020:

Risk-free interest rate	0.93%
Expected term (in years)	5.0
Dividend yield	-
Expected volatility	75%

The weighted-average grant-date fair value per share of stock options granted during the year ended December 31, 2020 was $0.75. The aggregate grant date fair value of the 22,000 options granted during the year ended December 31, 2020 was $0 million.

For the years ended December 31, 2020 and 2019, net compensation expense related to stock options was $0.3 million and $0.8 million, respectively. As of December 31, 2020, the total compensation expense related to stock options not yet recognized was approximately $0.1 million, which is expected to be recognized over a weighted-average period of approximately 1.35 years.

Warrants

During the year ended December 31, 2020, the Company issued an aggregate of 100,000 common stock in connection with the Secured Credit Facility from Live Oak. The estimated fair value of the warrants of $0.1 million was recorded as debt issuance cost and will be amortized to interest expense over the maturity period of the secured credit facility, with $0.1 million recorded the year ended December 31, 2020. Warrants issued to three shareholders during 2017 and 2018 vest quarterly for three years and resulted in $0 worth of amortization expense for the year ended December 31, 2020.

The estimated fair value of the warrants at issuance was based on a combination of closing market trading price on the date of issuance for the public offering warrants, and the Black-Scholes option-pricing model using the weighted-average assumptions below:

Volatility	40%
Risk-free interest rate	1.54%
Expected term (in years)	5.0
Expected dividend yield	-
Fair value of common stock	$3.20

44

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

No warrants were exercised during the year ended December 31, 2020.

A summary of activity in warrants was as follows:

	Warrants	Weighted-Average Remaining Life (Years)	Weighted-Average Exercise Price	Aggregate Intrinsic Value
Outstanding as of December 31, 2019	736,559	1.2	$6.95	$-
Granted	100,000	4.8	3.94	-
Exercised	-	-	-	-
Forfeited and cancelled	(596,281)	0.5	7.31	-
Outstanding as of December 31, 2020	240,278	3.2	$4.85	$-

16. Related Party Transactions

The following is a description of transactions since January 1, 2019 as to which the amount involved exceeds the lesser of $0.1 million or one percent (1%) of the average of total assets at year-end for the last two completed fiscal years which was $0.3 million and in which any related person has or will have a direct or indirect material interest, other than equity, compensation, termination and other arrangements.

On June 11, 2019, the Company’s Board appointed Owen Lingley to the Board to fill an existing vacancy on the Board effective immediately. Owen Lingley is the founder of Craft Canning, LLC, which was acquired by the Company on January 11, 2019 and subsequently changed its name to Craft Canning + Bottling LLC. In connection with the acquisition of Craft Canning, Mr. Lingley received $1.8 million in cash, 338,212 shares of common stock of the Company and a promissory note in the aggregate principal amount of $0.7 million which bears interest at a rate of 5% per annum and matures on January 11, 2022. The shares acquired by Mr. Lingley in connection with the acquisition of Craft Canning are subject to a one-year lock-up restriction and have “piggyback” registration rights effective after the one-year lock-up. Mr. Lingley resigned from the Board on November 18, 2019.

In addition, the Company also issued to Mr. Lingley a warrant to purchase 146,262 shares of common stock of the Company at $7.80 per share and an exercise period of three years. The shares of common stock issuable upon exercise of the warrant will be subject to the same “piggyback” registration rights as the shares received in connection with the acquisition of Craft Canning, described above.

Following the acquisition of Craft Canning, Mr. Lingley became non-executive Chairman of Craft Canning and is party to a consulting agreement with the Company. Under his consulting agreement with the Company, Mr. Lingley receives annual cash compensation of $0.1 million per year. Mr. Lingley resigned as non-executive Chairman of Craft Canning in January 2020, and under the terms of his consulting agreement 146,262 warrants were cancelled.

On October 24, 2019, the Company’s Board appointed Stephanie Kilkenny to the Board to fill an existing vacancy on the Board effective immediately. Stephanie Kilkenny was the former managing director of Azuñia Tequila, and together with her spouse, owns and controls TQLA, LLC (“TQLA”), the majority owner of Intersect. In connection with the acquisition of Azuñia Tequila from Intersect, TQLA is entitled to receive up to 93.88% of the aggregate consideration payable under the asset purchase agreement. Subject to compliance with applicable Nasdaq rules, aggregate initial consideration will be payable approximately 18 months following the closing and will consist of 850,000 shares of Company common stock at a stipulated value of $6.00 per share, 350,000 shares of Company common stock based on the Company’s stock price twelve months after the close of the transaction, and additional shares based on the Azuñia business achieving certain revenue targets and the Company’s stock price 18 months after the close of the transaction. The Company has also agreed to issue additional stock consideration (subject to compliance with applicable Nasdaq rules) of up to $1.5 million upon the Azuñia business achieving revenue of at least $9.45 million in the period commencing on the 13th month following the closing and ending on the 24th month following the closing.

45

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

In addition, on September 16, 2019, the Company entered into a Subscription Agreement with Stephanie Kilkenny’s spouse, Patrick J. Kilkenny as Trustee For Patrick J. Kilkenny Revocable Trust (the “Kilkenny Trust”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder, pursuant to which the Company agreed to issue and sell to the Kilkenny Trust an aggregate of 55,555 units at a per unit price of $4.50. Each unit consists of one share of the Company’s common stock and a three-year warrant to acquire 0.5 shares of common stock at an exercise price of $5.50 per share.

Effective November 29, 2019, the Company issued to TQLA, a California limited liability company (“Holder”), a Secured Line of Credit Promissory Note (the “Note”) for a revolving line of credit in the aggregate principal amount of $2.0 million. The Note matures on April 15, 2020 and may be prepaid in whole or in part at any time without penalty or premium. Repayment of the Note is subject to acceleration in the event of an event of default. The Company may use the proceeds to purchase tequila for its Azuñia product line and for general corporate purposes, as approved by the Holder. As of December 31, 2019, the Company has borrowed $1.0 million on the Note. Stephanie Kilkenny, a director of the Company, owns and controls TQLA with her spouse. The Company’s Audit Committee approved the transaction. The Note was paid in full in January 2020.

In August 2020, the Company entered into discussions with Intersect and TQLA to address potential changes to the deferred consideration for the Azuñia acquisition and received a deposit of $0.3 million in cash. In November 2020, Intersect and TQLA sent the Company a second deposit bringing the total outstanding amount deposited to $0.7 million. Subsequent to December 31, 2020, the full deposit of $0.7 million was repaid.

The Company believes that the foregoing transactions were in its best interests. Consistent with Section 78.140 of the Nevada Revised Statutes, it is the Company’s current policy that all transactions between it and its officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to the Company as a corporation as of the time it is authorized, approved or ratified by the Board. The Company will continue to conduct an appropriate review of all related party transactions and potential conflicts of interest on an ongoing basis. The Company’s audit committee has the authority and responsibility to review, approve and oversee any transaction between the Company and any related person and any other potential conflict of interest situation on an ongoing basis, in accordance with Company policies and procedures in effect from time to time.

17. Subsequent Events

Nasdaq compliance

On August 20, 2020, Nasdaq notified the Company that it no longer complied with Nasdaq Listing Rule 5550(b)(1) because its reported stockholder’s equity of $2.4 million as of June 30, 2020 was below the minimum stockholder’s equity of $2.5 million set forth in the Nasdaq Listing Rule by $0.1 million. The Company believes it has regained compliance with Nasdaq’s stockholders’ equity requirement based upon the specific transactions and events following December 31, 2020. Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report if the Company does not evidence compliance, the Company may be subject to delisting. The events that have enabled the Company to regain compliance with this regulation are as follows:

●	On January 29, 2021, the SBA notified the Company that it approved the Company’s request for full forgiveness of the PPP note payable in the principal amount of $1.4 million. As a result of the SBA’s decision to approve the Company’s request for forgiveness, the SBA paid the entire outstanding balance of the PPP loan, which is now considered paid in full and has resulted in an increase in stockholders’ equity of $1.4 million.

46

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2020 and 2019

●	On February 2, 2021, RRWC entered into a Termination and Inventory Purchase Agreement (the “Termination Agreement”) with RSG, pursuant to which, on February 5, 2021, RRWC sold all of its inventory of Redneck Riviera, Granny Rich, and Howdy Dew distilled spirits products, including finished goods, raw materials, and barrel inventory, as well as all assignable certificates of label approval/exemption, branding, permits, and registrations relating thereto, for $4.7 million. In addition, Eastside terminated its Amended and Restated License Agreement (the “License Agreement”) dated May 31, 2018 by and among Eastside, RRWC, Rich Marks, LLC, and John D. Rich TISA Trust U/A/D March 27, 2018, Dwight P. Miles, Trustee in exchange for $3.0 million. In connection with the Termination Agreement, the Company entered into a Supplier Agreement dated as of February 2, 2021 with RSG, pursuant to which the Company will produce certain products and perform specified services for RSG for a six (6) month period on the terms and conditions set forth in the Supplier Agreement. The Company did not incur any penalties as a result of the termination of the License Agreement.

●	On February 10, 2021, the Company issued 1.2 million shares of its common stock (the “Shares”) to certain affiliates of Intersect pursuant to an Asset Purchase Agreement dated September 12, 2019 by and between the Company and Intersect in respect of the Azuñia Tequila acquisition. The Shares constitute the “Fixed Shares” due to Intersect pursuant to the Asset Purchase Agreement. The Company offered and sold the Shares pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission (the “SEC”) on August 17, 2018 and declared effective by the SEC on August 29, 2018 (File No. 333-226912), and the base prospectus dated as of August 17, 2018 contained therein.

Extension of term and reductions in debt

●	On January 8, 2021, the Company entered into an amendment to that certain loan agreement (the “Loan Agreement”) with Live Oak to extend the maturity date to April 13, 2021. All other material terms of the Loan Agreement remain unchanged.

●	On February 5, 2021, the Company repaid $3.4 million of the secured credit facility with Live Oak, reducing the principal balance to $3.0 million at that date.

●	On February 5, 2021, the Company repaid other liabilities due to Intersect and TQLA in an amount of $0.7 million.

Other

●	On January 22, 2021, the Company was notified by the Alcohol and Tobacco Tax and Trade Bureau (TTB) that it will conduct a tax review of Motherlode, LLC, Eastside Distilling, Inc and Big Bottom Distilling, LLC for the period January 2019 to present. The purpose of the examination is to determine whether the distilled spirits plant is in compliance with certain applicable federal laws and regulations relating to the production and payment of excise tax of distilled spirits, and review internal controls and systems, and records examination. In connection with the examination, the Company recorded $0.1 million of additional excise taxes as of December 31, 2020.

●	On January 19, 2021, the Company issued 47,292 shares of common stock under the 2016 Plan to directors for stock-based compensation of $0.1 million. The shares were valued using the closing share price of the Company’s common stock on the date of the grant of $1.50 per share.

47

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

48

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Forward-Looking Statements

The following discussion should be read in conjunction with the consolidated financial statements and notes. This section includes “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events about the company or our outlook and involve uncertainties that could significantly impact results. You can identify forward-looking statements by the fact they do not relate to historical or current facts and by the use of words indicating anticipation or speculation such as “believe,” “expect,” “estimate,” “anticipate,” “will be,” “should,” “plan,” “project,” “intend,” “could” and similar words or expressions.

You should not place undue certainty on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors that could cause our expectations to be unfulfilled include those discussed in Item 1A of Part I of our annual report on Form 10-K for the year ended December 31, 2020 entitled “Risk Factors” as well as factors we have not yet anticipated.

Business Overview

Eastside Distilling, Inc. (the “Company,” “Eastside Distilling,” “we,” “us,” or “our,” below) manufactures, acquires, blends, bottles, imports, markets and sells a wide variety of alcoholic beverages under recognized brands. We employ 70 people in the United States.

Our brands span several alcoholic beverage categories, including whiskey, vodka, gin, rum, tequila and Ready-to-Drink (“RTD”). We sell our products on a wholesale basis to distributors in open states and brokers in control states. We operate a mobile craft canning and bottling business (“Craft C+B”) that primarily services the craft beer and craft cider industries. Craft C+B operates 14 mobile lines in Seattle, Washington; Portland, Oregon; and Denver, Colorado.

Eastside Distilling is unique in several specific areas: (1) to our knowledge, we are the only craft spirits company listed on Nasdaq, (2) we do not function as a traditional craft distillery with store fronts relying on local sales, (3) we are diversified with our contract manufacturing division, and (4) we have a diversified portfolio of spirits brands. We are similar to other craft distillers in that (1) we have concentrated local volume, (2) we produce small batches and remain within the volume definition of “Craft”, and (3) our brands achieve success through differentiation, discovery and distribution.

The U.S. spirits marketplace is occupied by large multi-national conglomerates with substantially more resources than Eastside Distilling. However, we can use our small size to be fast, focused, flexible in our strategy. If we attempt to grow too quickly, we may lack the underlying strength required to build scale with loyalty via strong unaided awareness and powerfully derived attributes. Moreover, attempting to focus our “frame-of-reference” to compete with the biggest brands in the most expensive venues, is likely to fail without first establishing underlying brand equity.

We will seek to utilize our public company stature to our advantage and position our spirits portfolio as a leading tier 2 spirits provider that develops brands, expands geographic presence and positions for either a sale to a tier 1 supplier or continued ownership with growth in revenue and cash flow. We will look to grow, and vertically integrate, our Craft Canning portfolio.

Recent Developments

During 2020, Craft C+B experienced increased demand and revenue growth as customers preferred to fill cans for a wider off-premise usage. In order to meet this demand, we invested in additional canning lines. This pandemic-fueled growth slowed during 2021 and Craft C+B is expected to perform more in line with pre-pandemic sales.

Beginning mid-year 2020 and throughout 2021, the canning industry faced a shortage of aluminum cans. However, we believe we have sourced enough cans to supply our current business plan. While off-premise business has seen an increase in spirits sales, the customer focus has been on major brands and larger format bottles, which we do not currently have on the national platform. Other parts of our business were negatively affected by mandated lockdowns and other related restrictions including a decrease in sales volume in on-premise accounts where products are typically consumed immediately, such as bars and restaurants. This negative trend has continued through the current period.

In response to the COVID-19 pandemic, we implemented specific measures to reduce the spread of the virus including having our employees work remotely whenever possible, screening visitors and workers before entering facilities, requiring visitors and employees to wear masks, and encouraging social distancing. These preventive measures have been effective as evidenced by the minimal number of COVID-19 cases between our workforce, vendors, and customers.

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Available Information

Our executive offices are located at 8911 NE Marx Drive, Suite A2, Portland, Oregon 97220. Our telephone number is (971) 888-4264 and our internet address is www.eastsidedistilling.com. The information on, or that may be, accessed from our website is not part of this quarterly report.

Results of Operations

Overview

On February 2, 2021, our subsidiary, Redneck Riviera Whiskey Co, LLC (“RRWC”), entered into a Termination and Inventory Purchase Agreement (the “Termination Agreement”) with Rich Marks, LLC, John D. Rich Tisa Trust and Redneck Spirits Group, LLC (collectively the buyers referred to as “RSG”), pursuant to which, on February 5, 2021, RRWC sold all of its inventory of Redneck Riviera, Granny Rich, and Howdy Dew distilled spirits products, including finished goods, raw materials, and barrel inventory, as well as all assignable certificates of label approval/exemption, branding, permits, and registrations relating thereto, for $4.7 million. In addition, Eastside terminated its Amended and Restated License Agreement (the “License Agreement”) dated May 31, 2018 by and among Eastside, RRWC, Rich Marks, LLC, and John D. Rich TISA Trust U/A/D March 27, 2018, Dwight P. Miles, Trustee in exchange for $3.0 million. In connection with the Termination Agreement, the Company entered into a Supplier Agreement dated as of February 2, 2021 with RSG, pursuant to which the Company will produce certain products and perform specified services for RSG for a six month period on the terms and conditions set forth in the Supplier Agreement. The Company did not incur any penalties as a result of the termination of the License Agreement.

As of and for the nine months ended September 30, 2021, the assets, liabilities, revenue, expenses and cash flows from retail operations and the RRWC business have been classified as discontinued operations and recorded separately from continuing operations. For comparative purposes, prior period amounts have been reclassified to conform to current period presentation.

Consolidated Statements of Operations Data for the Nine Months Ended September 30, 2021 and 2020

(Dollars in thousands)	2021	2020
Sales	$10,138	$11,242
Less customer programs and excise taxes	525	673
Net sales	9,613	10,569
Cost of sales	6,575	7,019
Gross profit	3,038	3,550
Sales and marketing expenses	1,900	3,289
General and administrative expenses	5,913	6,789
(Gain) loss on disposal of property and equipment	421	(131)
Total operating expenses	8,234	9,947
Loss from operations	(5,196)	(6,397)
Interest expense	(885)	(875)
Other income	2,242	37
loss from continuing operations	(3,839)	(7,235)
Income (loss) from discontinued operations	3,869	(227)
Net income (loss)	30	(7,462)
Deemed dividend-warrant price protection-revaluation adjustment	(2,288)	-
Net loss attributable to common shareholders	$(2,258)	$(7,462)
Gross margin	32%	34%

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Nine Months Ended September 30, 2021 Compared to the Nine Months Ended September 30, 2020

Sales

Our sales for the nine months ended September 30, 2021 decreased to $10.1 million from $11.2 million for the nine months ended September 30, 2020 primarily due to Craft C+B. During 2021, the craft beer canning industry supply chain restrictions have become less impactful and on-premise accounts have opened from the COVID pandemic, brewers have begun to purchase raw material again and shift sales to the on-premise bottle and keg packages. This year-on-year shift in supply and return to on-premise sales caused the mobile beer canning industry to service smaller runs at higher costs suppressing sales and margin. In addition, sales of spirits were down from last year due to Azuñia supply chain constraints, discontinuing our legacy spirits brands and slower distribution expansion outside Oregon due to distributor issues. The following table compares our sales during the nine months ended September 30, 2021 and 2020, and excludes the retail tasting room and Redneck Riviera sales that have been classified as discontinued operations:

(Dollars in thousands)	2021		2020
Wholesale finished goods	$4,234	42%	$4,471	40%
Canning & Bottling	5,898	58%	6,692	60%
Bulk spirit sales	6	0%	79	0%
Total	$10,138		$11,242

Customer Programs and Excise Taxes

Customer programs and excise taxes for the nine months ended September 30, 2021 decreased to $0.5 million from $0.7 million for the nine months ended September 30, 2020 primarily due to a reduction in discounting.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the production of spirits, manufacturing and/or service labor and overhead, warehousing rent, packaging, and in-bound freight charges. For the nine months ended September 30, 2021 cost of sales decreased to $6.6 million from $7.0 million for the nine months ended September 30, 2020 primarily due to lower sales, offset by higher cost of goods and in-bound freight.

Gross Profit and Gross Margin

Gross profit is calculated by subtracting the cost of products sold from net sales. Gross margin is gross profits stated as a percentage of net sales.

The following table compares our gross profit and gross margin for the nine months ended September 30, 2021 and 2020:

(Dollars in thousands)	2021	2020
Gross profit	$3,038	$3,550
Gross margin	32%	34%

Our gross margin of 32% of net sales in the nine months ended September 30, 2021 decreased from 34% for the nine months ended September 30, 2020 primarily due to higher cost of goods and in-bound freight.

Our goal is to improve our overall gross margin by increasing the efficiencies and reducing the footprint of our production facility as well as to evaluate the materials in our finished goods to create economies of scale by creating consistency among the dry goods across our brands.

Sales and Marketing Expenses

Sales and marketing expenses for the nine months ended September 30, 2021 decreased to $1.9 million from $3.3 million for the nine months ended September 30, 2020 primarily due to a $1.2 million decrease in compensation related to lower headcount primarily in sales as we focus our sales efforts in markets west of the Rockies and select other regions.

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General and Administrative Expenses

General and administrative expenses for the nine months ended September 30, 2021 decreased to $5.9 million from $6.8 million for the nine months ended September 30, 2020 primarily due to a decrease in non-cash expenses related to depreciation and amortization from the Craft C+B acquisition and leasehold improvements to our production facility.

Other Income (Expense)

Total other income, net, was $2.2 million for the nine months ended September 30, 2021 compared to $0 million for the nine months ended September 30, 2020 primarily due to forgiveness of our loans under the U.S. government Paycheck Protection Program (“PPP Loans”) and the remeasurement of deferred consideration for the final Azuñia earn-out.

Net Income (Loss)

Net income was $0.1 million for the nine months ended September 30, 2021 compared to a net loss of $(7.5) million for the nine months ended September 30, 2020 primarily due to total other income (expense) and income (loss) from discontinued operations.

Deemed Dividend - Warrant Price Protection-Revaluation Adjustment

Deemed dividend - warrant price protection-revaluation adjustment was $2.3 million for the nine months ended September 30, 2021 and related to the exercise of outstanding warrants.

Consolidated Statements of Operations Data for the Three Months Ended September 30, 2021 and 2020

(Dollars in thousands)	2021	2020
Sales	$3,277	$4,275
Less customer programs and excise taxes	114	257
Net sales	3,163	4,018
Cost of sales	2,017	2,614
Gross profit	1,146	1,404
Sales and marketing expenses	489	806
General and administrative expenses	1,801	2,346
(Gain) loss on disposal of property and equipment	360	(112)
Total operating expenses	2,650	3,040
Loss from operations	(1,504)	(1,636)
Interest expense	(414)	(252)
Other income	25	37
Loss from continuing operations	(1,893)	(1,851)
Income (loss) from discontinued operations	(17)	84
Net loss	(1,910)	(1,767)
Deemed dividend-warrant price protection-revaluation adjustment	(2,288)	-
Net loss attributable to common shareholders	$(4,198)	$(1,767)
Gross margin	36%	35%

52

Three Months Ended September 30, 2021 Compared to the Three Months Ended September 30, 2020

Sales

Our sales for the three months ended September 30, 2021 decreased to $3.3 million from $4.3 million for the three months ended September 30, 2020 primarily due to Craft C+B. During 2021, the craft beer canning industry supply chain restrictions have become less impactful and on-premise accounts have opened from the COVID pandemic, brewers have begun to purchase raw material again and shift sales to the on-premise bottle and keg packages. This year-on-year shift in supply and return to on-premise sales caused the mobile beer canning industry to service smaller runs at higher costs suppressing sales and margin. In addition, sales of spirits were down from last year due to Azuñia supply chain constraints, California distributor management of Portland Potato Vodka and slower distribution expansion outside Oregon due to distributor issues. The following table compares our sales during the three months ended September 30, 2021 and 2020, and excludes the retail tasting room and Redneck Riviera sales that have been classified as discontinued operations:

(Dollars in thousands)	2021		2020
Wholesale finished goods	$1,475	45%	$1,622	38%
Canning & Bottling	1,798	55%	2,634	62%
Bulk spirit sales	4	0%	19	0%
Total	$3,277		$4,275

Customer Programs and Excise Taxes

Customer programs and excise taxes for the three months ended September 30, 2021 decreased to $0.1 million from $0.3 million for the three months ended September 30, 2020 primarily due to a reduction in discounting.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the production of spirits, manufacturing and/or service labor and overhead, warehousing rent, packaging, and in-bound freight charges. For the three months ended September 30, 2021 cost of sales decreased to $2.0 million from $2.6 million for the three months ended September 30, 2020 in line with the reduction in sales.

Gross Profit and Gross Margin

The following table compares our gross profit and gross margin for the three months ended September 30, 2021 and 2020:

(Dollars in thousands)	2021	2020
Gross profit	$1,146	$1,404
Gross margin	36%	35%

Our gross margin of 36% in the three months ended September 30, 2021 increased from 35% for the three months ended September 30, 2020 primarily due to an improvement in Spirts margins partially offset by lower margins for Craft C+B.

Sales and Marketing Expenses

Sales and marketing expenses for the three months ended September 30, 2021 decreased to $0.5 million from $0.8 million for the three months ended September 30, 2020 primarily due to a $0.3 million decrease in compensation related to lower headcount primarily in sales as we focus our sales efforts in markets west of the Rockies and select other regions.

General and Administrative Expenses

General and administrative expenses for the three months ended September 30, 2021 decreased to $1.8 million from $2.3 million for the three months ended September 30, 2020 primarily due to a decrease in non-cash expenses related to depreciation and amortization from the Craft C+B acquisition and leasehold improvements to our production facility.

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Net Loss

Net loss was $(1.9) million for the three months ended September 30, 2021 and $(1.8) million for the three months ended September 30, 2020 primarily due to lower gross profit and net income (loss) from discontinued operations, offset by decreased operating expenses.

Deemed Dividend - Warrant Price Protection-Revaluation Adjustment

Deemed dividend - warrant price protection-revaluation adjustment was $2.3 million for the three months ended September 30, 2021 and related to the exercise of outstanding warrants.

Liquidity and Capital Resources

Our primary capital requirements are for cash used in operating activities and the repayment of debt. Funds for our cash and liquidity needs have historically not been generated from operations but rather from short-term credit in the form of extended payment terms from suppliers as well as from convertible debt and equity financings. We have been dependent on raising capital from debt and equity financings to meet our operating needs.

To help ensure adequate liquidity in light of uncertainties posed by the COVID-19 pandemic during 2020, we applied for and received a PPP Loan of $1.4 million. During 2021, the Small Business Administration (“SBA”) notified us that it approved our request for full forgiveness of the PPP Loan in the principal amount of $1.4 million.

As of September 30, 2021, we had $2.8 million of cash on hand with working capital of $5.5 million. Our working capital has increased $22.9 million from December 31, 2020 as we have increased our cash and prepaid balances and repaid or refinanced current debt since year-end. Our ability to meet our ongoing operating cash needs over the next 12 months depends on growing revenues and gross margins, and generating positive operating cash flow, primarily through increased sales, improved profit growth, and controlling expenses. If we are unable to obtain additional financing, or additional financing is not available on acceptable terms, we may seek to sell assets, reduce operating expenses, reduce or eliminate marketing initiatives, and take other measures that could impair our ability to be successful.

Our cash flow results for the nine months ended September 30, 2021 and 2020 were as follows:

(Dollars in thousands)	2021	2020
Net cash flows provided by (used in):
Operating activities	$(2.6)	$(2.9)
Investing activities	$3.3	$0.2
Financing activities	$1.3	$3.2

Operating Activities

Total cash used in operating activities was $2.6 million during the nine months ended September 30, 2021 compared to $2.9 million during the nine months ended September 30, 2020. The decrease in cash usage was primarily attributed to improved management of our operating assets and liabilities, as well as net cash from operating activities of discontinued operations.

Investing Activities

Total cash provided by investing activities was $3.3 million during the nine months ended September 30, 2021 and consisted of $3.4 million received for the Termination Agreement with RSG. During the nine months ended September 30, 2020, we received proceeds from sales of fixed assets of $0.6 million and incurred capital expenditures of $0.4 million.

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Financing Activities

Total cash provided by financing activities was $1.3 million during the nine months ended September 30, 2021 compared to $3.2 million during the nine months ended September 30, 2020. Net cash flows provided by financing activities during the nine months ended September 30, 2021 consisted of proceeds from secured credit facilities of $3.3 million, the issuance of common stock from the warrant exercise for cash, net of expenses, of $2.4 million, and proceeds from the issuance of common stock of $2.0 million; offset by $3.5 million of principal payments of our secured credit facilities and $2.8 million of payments on principal of notes payable. Net cash flows provided by financing activities during the nine months ended September 30, 2020 primarily consisted of $6.3 million of proceeds from the establishment of a new secured credit facility; offset by $3.0 million payoff and termination of the existing secured credit facility, $1.4 million of proceeds from the Paycheck Protection Program and $0.1 million in proceeds from debt borrowing on an existing line of credit with our bank.

Lines of Credit

Since 2019, we utilized an existing accounts receivable factoring line of credit with ENGS Commercial Capital, LLC that provides for a minimum of $0.5 million purchased accounts receivable and a maximum of $1.0 million of purchased accounts receivable. The advance rate is 85%, and interest is charged against the greater of $0.5 million or the total funds advanced at a rate of 5% plus the prime rate published in the Wall Street Journal. The Company factored $1.3 million of invoices during the period ended September 30, 2021. As of September 30, 2021, the Company had $0.1 million of factored invoices outstanding.

Since 2019, we utilized an existing accounts receivable factoring line of credit with Park Street Financial Services, LLC. The advance rate is 75%, and interest is charged at a rate of 2.4% for the first 30 days plus 1.44% for each additional ten-day period. The Company factored $0.3 million of invoices during the period ended September 30, 2021. As of September 30, 2021, the Company had $0 million of factored invoices outstanding.

Inventory Line

In January 2020, we and our subsidiaries entered into a loan agreement with Live Oak Banking Company (“Live Oak”) for a loan in an aggregate principal amount not to exceed the lesser of (i) $8.0 million and (ii) a borrowing base of up to 85% of the appraised value of the borrowers’ eligible inventory of whisky in barrels or totes less an amount equal to all service fees or rental payments owed by borrowers during the 90 day period immediately succeeding the date of determination to any warehouses or bailees holding eligible inventory (the “Live Oak Loan”). The Live Oak Loan is secured by all assets of the Company excluding accounts receivable and certain other specified excluded property. The Live Oak Loan bears interest at a variable rate of interest equal to (i) two and 49/100ths percent (2.49%) per annum plus (ii) the Prime Rate as published in The Wall Street Journal, adjusted on a calendar quarterly basis. Interest is payable monthly. Additionally, the Company issued to Live Oak 100,000 warrants to purchase common stock at an exercise price of $3.94 per share. The proceeds of the Live Oak Loan were used to pay off all principal and accrued interest under the TQLA Note of $0.9 million and all principal and interest under loan issued pursuant to that Credit and Security Agreement, by and between the Company and The KFK Children’s Trust, Jeffrey Anderson – Trustee of $3.0 million. As of September 30, 2021, the balance of the Live Oak Loan was $3.0 million. The loan matured on November 11, 2021. We are finalizing an amendment to further extend it.

Critical Accounting Policies

The discussion and analysis of the Company’s financial condition and results of operations is based upon its consolidated financial statements, which have been prepared in accordance with United States. generally accepted accounting principles. The preparation of these financial statements requires us to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. These items are monitored and analyzed by management for changes in facts and circumstances, and material changes in these estimates could occur in the future. Changes in estimates are recorded in the period in which they become known. The Company bases its estimates on historical experience and various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from our estimates if past experience or other assumptions do not turn out to be substantially accurate.

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Intangible Assets

On September 12, 2019, we purchased the Azuñia brand, the direct sales team, existing product inventory, supply chain relationships and contractual agreements from Intersect Beverage, LLC, an importer and distributor of tequila and related products. The Azuñia brand has been determined to have an indefinite life and will not be amortized. We do, however, on an annual basis, test the indefinite life for impairment. If the indefinite life is found to be impaired, then we will estimate its useful life and amortize the asset over the remainder of its useful life.

We estimate the brand’s fair value using discounted estimated future cash flows or market information and will impair it when its carrying amount exceeds its estimated fair value, in which case we will write it down to its estimated fair value. We consider market values for similar assets when available. Considerable management judgment is necessary to estimate fair value, including making assumptions about future cash flows, net sales and discount rates.

We have the option, before quantifying the fair value, to evaluate qualitative factors to assess whether it is more likely than not that our brand is impaired. If we determine that is not the case, then we are not required to quantify the fair value. That assessment also takes considerable management judgment.

Based on our assumptions, we believe that the Azuñia brand is not impaired.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a material current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

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QUANTITATAVE AND QUALITATIVE DISCLSOURES ABOUT MARKET RISK

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, we are not required to provide information required by this item.

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EASTSIDE DISTILLING, INC.

FORM 10-Q

September 30, 2021

58

PART I: FINANCIAL INFORMATION

ITEM 1 – FINANCIAL STATEMENTS

Eastside Distilling, Inc. and Subsidiaries

Consolidated Balance Sheets

September 30, 2021 and December 31, 2020

(Dollars in thousands, except shares and per share amounts)

	September 30, 2021	December 31, 2020
	Unaudited
Assets
Current assets:
Cash	$2,770	$836
Trade receivables, net	1,338	694
Inventories	6,058	6,728
Prepaid expenses and current assets	1,897	750
Current assets held for sale	-	3,833
Total current assets	12,063	12,841
Property and equipment, net	2,455	3,109
Right-of-use assets	881	1,270
Intangible assets, net	13,728	14,038
Other assets, net	239	285
Non-current assets held for sale	74	189
Total Assets	$29,440	$31,732

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,399	$1,864
Accrued liabilities	922	1,452
Deferred revenue	-	23
Current portion of secured credit facilities, net of debt issuance costs	2,977	6,405
Deferred consideration for Azuñia acquisition	-	15,452
Other current liabilities, related party	-	700
Current portion of notes payable	918	3,830
Current portion of lease liabilities	332	515
Current liabilities held for sale	20	18
Total current liabilities	6,568	30,259
Lease liabilities, net of current portion	583	817
Secured credit facilities, net of debt issuance costs	2,722	-
Notes payable, related parties	6,963	-
Notes payable, net of current portion	1,256	1,693
Non-current liabilities held for sale	46	71
Total liabilities	18,138	32,840

Commitments and contingencies (Note 13)

Stockholders’ equity (deficit):
Common stock, $0.0001 par value; 35,000,000 and 15,000,000 shares authorized; 14,087,028 and 10,382,015 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	1	1
Additional paid-in capital	67,653	52,985
Accumulated deficit	(56,352)	(54,094)
Total Stockholders’ Equity (Deficit)	11,302	(1,108)
Total Liabilities and Stockholders’ Equity (Deficit)	$29,440	$31,732

The accompanying notes are an integral part of these consolidated financial statements.

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Eastside Distilling, Inc. and Subsidiaries

Consolidated Statements of Operations

For the Three and Nine Months Ended September 30, 2021 and 2020

(Dollars and shares in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Sales	$3,277	$4,275	$10,138	$11,242
Less customer programs and excise taxes	114	257	525	673
Net sales	3,163	4,018	9,613	10,569
Cost of sales	2,017	2,614	6,575	7,019
Gross profit	1,146	1,404	3,038	3,550
Operating expenses:
Sales and marketing expenses	489	806	1,900	3,289
General and administrative expenses	1,801	2,346	5,913	6,789
(Gain) loss on disposal of property and equipment	360	(112)	421	(131)
Total operating expenses	2,650	3,040	8,234	9,947
Loss from operations	(1,504)	(1,636)	(5,196)	(6,397)
Other income (expense), net
Interest expense	(414)	(252)	(885)	(875)
Other income	25	37	2,242	37
Total other income (expense), net	(389)	(215)	1,357	(838)
Loss before income taxes	(1,893)	(1,851)	(3,839)	(7,235)
Provision for income taxes	-	-	-	-
Net loss from continuing operations	(1,893)	(1,851)	(3,839)	(7,235)
Net income (loss) from discontinued operations	(17)	84	3,869	(227)
Net income (loss)	(1,910)	(1,767)	30	(7,462)
Deemed dividend-warrant price protection-revaluation adjustment	(2,288)	-	(2,288)	-
Net loss attributable to common shareholders	$(4,198)	$(1,767)	$(2,258)	$(7,462)

Basic net loss per common share	$(0.32)	$(0.17)	$(0.19)	$(0.75)
Basic weighted average common shares outstanding	13,055	10,104	12,145	9,947

The accompanying notes are an integral part of these consolidated financial statements.

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Eastside Distilling, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2021 and 2020

(Dollars in thousands)

(Unaudited)

	2021	2020
Cash Flows From Operating Activities:
Net income (loss)	$30	$(7,462)
Net (income) loss from discontinued operations	(3,869)	227
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation and amortization	903	1,858
Bad debt expense	1	69
Forgiveness of debt - Paycheck Protection Program	(1,448)	-
(Gain) loss on disposal of assets	421	(131)
Inventory allowance	-	250
Remeasurement of deferred consideration	(750)	-
Amortization of debt issuance costs	222	226
Interest accrued to secured credit facilities	91	-
Issuance of common stock in exchange for services for related parties	131	468
Issuance of common stock in exchange for services for third parties	263	234
Stock-based compensation	25	243
Changes in operating assets and liabilities:
Trade receivables, net	(644)	(57)
Inventories	669	1,756
Prepaid expenses and other assets	(1,565)	88
Right-of-use assets	362	370
Accounts payable	(467)	(1,376)
Accrued liabilities	(531)	835
Other liabilities, related party	(700)	250
Deferred revenue	(23)	316
Net lease liabilities	(390)	(427)
Net cash used in operating activities	(7,269)	(2,263)
Net cash provided by (used in) operating activities of discontinued operations	4,617	(592)
Net cash used in operating activities	(2,652)	(2,855)
Cash Flows From Investing Activities:
Proceeds from sale of fixed assets	110	621
Purchases of property and equipment	(189)	(414)
Net cash provided by (used in) investing activities of continuing operations	(79)	207
Net cash provided by investing activities of discontinued operations	3,362	28
Net cash provided by investing activities	3,283	235
Cash Flows From Financing Activities:
Issuance of common stock from warrant exercise for cash, net of expenses	2,375	-
Proceeds from issuance of common stock	2,009	-
Proceeds from secured credit facilities	3,300	6,337
Proceeds from notes payable	-	1,538
Payments of principal on secured credit facilities	(3,601)	-
Payments of principal on notes payable	(2,780)	(4,639)
Net cash provided by financing activities of continuing operations	1,303	3,236
Net cash provided by financing activities	1,303	3,236
Net increase in cash	1,934	616
Cash at the beginning of the period	836	343
Cash at the end of the period	$2,770	$959

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$654	$636
Cash paid for amounts included in measurement of lease liabilities	$540	$519

Supplemental Disclosure of Non-Cash Financing Activity
Issuance of common stock pursuant to Azuñia earn-out	$6,860	$-
Issuance of notes payable pursuant to Azuñia final earn-out	$7,842	$-
Warrants issued in relation to secured credit facilities	$717	$98
Deemed dividend - warrant price protection-revaluation adjustment	$2,288	$-
Right-of-use assets obtained in exchange for lease obligations	$-	$1,153

The accompanying notes are an integral part of these consolidated financial statements.

61

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

1. Description of Business

Eastside Distilling (the “Company” or “Eastside Distilling”) was incorporated under the laws of Nevada in 2004 under the name of Eurocan Holdings, Ltd. In December 2014, the Company changed its corporate name to Eastside Distilling, Inc. to reflect the acquisition of Eastside Distilling, LLC. The Company manufactures, acquires, blends, bottles, imports, exports, markets and sells a wide variety of alcoholic beverages under recognized brands. The Company currently employs 70 people in the United States.

The Company’s brands span several alcoholic beverage categories, including whiskey, vodka, gin, rum, tequila and Ready-to-Drink (“RTD”). The Company sells products on a wholesale basis to distributors in open states, and brokers in control states, and until March 2020, operated four retail tasting rooms in Portland, Oregon to market our brands directly to consumers. The Company operates a mobile craft canning and bottling business (“Craft Canning”) that primarily services the craft beer and craft cider industries. Craft Canning operates 14 mobile lines in Seattle, Portland and Denver.

2. Liquidity

The Company’s primary capital requirements are for cash used in operating activities and the repayment of debt. Funds for the Company’s cash and liquidity needs have historically not been generated from operations but rather from short-term credit in the form of extended payment terms from suppliers as well as from convertible debt and equity financings. The Company has been dependent on raising capital from debt and equity financings to meet the Company’s operating needs.

As of September 30, 2021, the Company had $2.8 million of cash on hand with working capital of $5.5 million. The Company’s working capital has increased $22.9 million from December 31, 2020 as cash and prepaid balances have increased and it has repaid or refinanced current debt since year-end. The Company’s ability to meet its ongoing operating cash needs over the next 12 months depends on growing revenues and gross margins, and generating positive operating cash flow primarily through increased sales, improved profit growth, and controlling expenses. If the Company is unable to obtain additional financing, or additional financing is not available on acceptable terms, the Company may seek to sell assets, reduce operating expenses, reduce or eliminate marketing initiatives, and take other measures that could impair its ability to be successful.

3. Summary of Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying unaudited consolidated financial statements for Eastside Distilling, Inc. and subsidiaries were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). Certain information and footnote disclosures normally included in financial statements in accordance with GAAP have been condensed or eliminated as permitted under the SEC’s rules and regulations. In management’s opinion, the unaudited consolidated financial statements include all material adjustments, all of which are of a normal and recurring nature, necessary to present fairly the Company’s financial position as of September 30, 2021, its operating results for the three and nine months ended September 30, 2021 and 2020 and its cash flows for the nine months ended September 30, 2021 and 2020. The unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Interim results are not necessarily indicative of the results that may be expected for an entire fiscal year). The consolidated financial statements include the accounts of Eastside Distilling, Inc.’s wholly-owned subsidiaries, including, MotherLode LLC, Redneck Riviera Whiskey Co., LLC, and Craft Canning + Bottling, LLC and the Azuñia tequila assets. All intercompany balances and transactions have been eliminated on consolidation.

62

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Net sales include product sales, less excise taxes and customer programs and incentives. The Company recognizes revenue by applying the following steps in accordance with Accounting Standards Codification (“ASC”) Topic 606 – Revenue from Contracts with Customers: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to each performance obligation in the contract; and (5) recognize revenue when each performance obligation is satisfied.

The Company recognizes sales when merchandise is shipped from a warehouse directly to wholesale customers (except in the case of a consignment sale). For consignment sales, which include sales to the Oregon Liquor Control Commission, the Company recognizes sales upon the consignee’s shipment to the customer. Postage and handling charges billed to customers are also recognized as sales upon shipment of the related merchandise. Shipping terms are generally FOB shipping point, and title passes to the customer at the time and place of shipment or purchase by customers at a retail location. For consignment sales, title passes to the consignee concurrent with the consignee’s shipment to the customer. The customer has no cancellation privileges after shipment or upon purchase at retail locations, other than customary rights of return. The Company excludes sales tax collected and remitted to various states from sales and cost of sales.

Customer Programs

Customer programs, which include customer promotional discount programs, customer incentives, and broker commissions, are a common practice in the alcoholic beverage industry. The Company makes these payments to customers and incurs these costs to promote sales of products and to maintain competitive pricing. Amounts paid in connection with customer programs and incentives are recorded as reductions to net sales or as sales and marketing expenses in accordance with ASC 606 - Revenue from Contracts with Customers, based on the nature of the expenditure. Amounts paid to customers totaled $0.4 million and $0.5 million for the nine months ended September 30, 2021 and 2020, respectively.

Excise Taxes

The Company is responsible for compliance with the Alcohol and Tobacco Tax and Trade Bureau (“TTB”) regulations, which includes making timely and accurate excise tax payments. The Company is subject to periodic compliance audits by the TTB. Individual states also impose excise taxes on alcoholic beverages in varying amounts. The Company calculates its excise tax expense based upon units produced and on its understanding of the applicable excise tax laws. Excise taxes totaled $0.1 and $0.2 million for the nine months ended September 30, 2021 and 2020, respectively.

Cost of Sales

Cost of sales consists of the costs of ingredients utilized in the production of spirits, manufacturing labor and overhead, warehousing rent, packaging, and in-bound freight charges. Ingredients account for the largest portion of the cost of sales, followed by packaging and production costs.

Sales and Marketing Expenses

The following expenses are included in sales and marketing expenses in the accompanying consolidated statements of operations: media advertising costs, promotional costs of value-added packaging, salary and benefit expenses, travel and entertainment expenses for the sales, brand and sales support workforce and promotional activity expenses. Sales and marketing costs are expensed as incurred.

63

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

General and Administrative Expenses

The following expenses are included in general and administrative expenses in the accompanying consolidated statements of operations: salary and benefit expenses, travel and entertainment expenses for executive and administrative staff, rent and utilities, professional fees, insurance, and amortization and depreciation expense. General and administrative costs are expensed as incurred.

Stock-Based Compensation

The Company recognizes as compensation expense all stock-based awards issued to employees. The compensation cost is measured based on the grant-date fair value of the related stock-based awards and is recognized over the service period of stock-based awards, which is generally the same as the vesting period. The fair value of stock options is determined using the Black-Scholes valuation model, which estimates the fair value of each award on the date of grant based on a variety of assumptions including expected stock price volatility, expected terms of the awards, risk-free interest rate, and dividend rates, if applicable. Stock-based awards issued to nonemployees are recorded at fair value on the measurement date and are subject to periodic market adjustments at the end of each reporting period and as the underlying stock-based awards vest. Stock-based compensation was $0 million and $0.9 million for the nine months ended September 30, 2021 and 2020, respectively.

Cash and Cash Equivalents

Cash equivalents are considered to be highly liquid investments with maturities of three months or less at the time of the purchase. The Company had no cash equivalents as of September 30, 2021 and December 31, 2020.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade receivables. As of September 30, 2021, two wholesale customers represented 27% of trade receivables. As of December 31, 2020, one wholesale customer represented 14% of trade receivables. Sales to two wholesale customers accounted for 24% of consolidated sales for the period ended September 30, 2021. Sales to one wholesale customer accounted for 18% of consolidated sales for the year ended December 31, 2020.

Fair Value Measurements

GAAP defines fair value, establishes a framework for measuring fair value, and requires certain disclosures about fair value measurements. GAAP permits an entity to choose to measure many financial instruments and certain other items at fair value and contains financial statement presentation and disclosure requirements for assets and liabilities for which the fair value option is elected. As of September 30, 2021 and December 31, 2020, management has not elected to report any of the Company’s assets or liabilities at fair value under the “fair value option” provided by GAAP.

The hierarchy of fair value valuation techniques under GAAP provides for three levels: Level 1 provides the most reliable measure of fair value, whereas Level 3, if applicable, generally would require significant management judgment. The three levels for categorizing assets and liabilities under GAAP’s fair value measurement requirements are as follows:

Level 1:	Fair value of the asset or liability is determined using cash or unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2:	Fair value of the asset or liability is determined using inputs other than quoted prices that are observable for the applicable asset or liability, either directly or indirectly, such as quoted prices for similar (as opposed to identical) assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3:	Fair value of the asset or liability is determined using unobservable inputs that are significant to the fair value measurement and reflect management’s own assumptions regarding the applicable asset or liability.

64

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

None of the Company’s assets or liabilities were measured at fair value as of September 30, 2021 or December 31, 2020. However, GAAP requires the disclosure of fair value information about financial instruments that are not measured at fair value. Financial instruments consist principally of trade receivables, accounts payable, accrued liabilities, notes payable, and the secured credit facilities. The estimated fair value of trade receivables, accounts payable, and accrued liabilities approximate their carrying value due to the short period of time to their maturities. As of September 30, 2021 and December 31, 2020, the Company’s notes approximate fair value.

Items Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities acquired in a business acquisition are valued at fair value at the date of acquisition.

Inventories

Inventories primarily consist of bulk and bottled liquor and merchandise and are stated at the lower of cost or market. Cost is determined using an average costing methodology, which approximates cost under the first-in, first-out (FIFO) method. A portion of the Company’s finished goods inventory is held by certain independent distributors on consignment until it is sold to a third party. The Company regularly monitors inventory quantities on hand and records write-downs for excess and obsolete inventories based primarily on the Company’s estimated forecast of product demand and production requirements. Such write-downs establish a new cost basis of accounting for the related inventory.

Property and Equipment

Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, ranging from three to seven years. Amortization of leasehold improvements is computed using the straight-line method over the life of the lease or the useful lives of the assets, whichever is shorter. The cost and related accumulated depreciation and amortization of property and equipment sold or otherwise disposed of are removed from the accounts and any gain or loss is reported as current period income or expense. The costs of repairs and maintenance are expensed as incurred.

Intangible Assets / Goodwill

The Company accounts for certain intangible assets at cost. Management reviews these intangible assets for probable impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. If there is an indication of impairment, management would prepare an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these estimated cash flows were less than the carrying amount, an impairment loss would be recognized to write down the asset to its estimated fair value. The Company performed a qualitative assessment of certain of its intangible assets as of September 30, 2021 and determined that they were not impaired.

Long-lived Assets

The Company accounts for long-lived assets, including certain intangible assets, at amortized cost. Management reviews long-lived assets for probable impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. If there is an indication of impairment, management would prepare an estimate of future cash flows (undiscounted and without interest charges) expected to result from the use of the asset and its eventual disposition. If these estimated cash flows were less than the carrying amount of the asset, an impairment loss would be recognized to write down the asset to its estimated fair value. The Company performed a qualitative assessment of certain of its long-lived assets as of September 30, 2021 and determined that they were not impaired.

65

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Income Taxes

The provision for income taxes is based on income and expenses as reported for financial statement purposes using the “asset and liability method” for accounting for deferred taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled.

As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. As of September 30, 2021 and December 31, 2020, the Company established valuation allowances against its net deferred tax assets.

Income tax positions that meet the “more-likely-than-not” recognition threshold are measured at the largest amount of income tax benefit that is more than 50% likely to be realized upon settlement with the applicable taxing authority. The portion of the benefits associated with income tax positions taken that exceeds the amount measured as described above would be reflected as a liability for unrecognized income tax benefits in the accompanying consolidated balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. Interest and penalties associated with unrecognized income tax benefits would be classified as additional income taxes in the accompanying consolidated statements of operations. There were no unrecognized income tax benefits, nor any interest and penalties associated with unrecognized income tax benefits, accrued or expensed as of and for the nine months ended September 30, 2021 and 2020.

The Company files federal income tax returns in the United States. and various state income tax returns. The Company is no longer subject to examinations by the related tax authorities for the Company’s U.S. federal and state income tax returns for years prior to 2014.

Comprehensive Income

The Company did not have any reconciling other comprehensive income items for the three and nine months ended September 30, 2021 and 2020.

Accounts Receivable Factoring Program

The Company has entered into two accounts receivable factoring programs. One for its spirits customers (the “spirits program”) and another for its co-packing customers (the “co-packing program”). Under the programs, the Company has the option to sell certain customer account receivables in advance of payment for 75% (spirits program) or 85% (co-packing program) of the amount due. When the customer remits payment, the Company receives the remaining balance. For the spirits program, interest is charged on the advanced 75% payment at a rate of 2.4% for the first 30 days plus 1.44% for each additional ten-day period. For the co-packing program, interest is charged against the greater of $0.5 million or the total funds advanced at a rate of 5% plus the prime rate published in the Wall Street Journal. Under the terms of both agreements, the factoring provider has full recourse against the Company should the customer fail to pay the invoice. In accordance with ASC Topic 860 – Transfers and Servicing, the Company has concluded that these agreements have met all three conditions identified in ASC Topic 860-10-40-5 (a) – (c) and have accounted for this activity as a sale. Given the quality of the factored accounts, the Company has not recognized a recourse obligation. In certain limited instances, the Company may provide collection services on the factored accounts but does not receive any fees for acting as the collection agent, and as such, the Company has not recognized a service obligation asset or liability. The Company factored $1.7 million of invoices and incurred $0 million in fees associated with the factoring programs during the nine months ended September 30, 2021. As of September 30, 2021, the Company had $0.1 million of factored invoices outstanding.

Recently Adopted Accounting Pronouncements

In May 2021, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2021-04, Issuer’s Accounting for Certain Modifications or Exchanges of Freestanding Equity-Classified Written Call Options, (“ASU 2021-04”). ASU 2021-04 clarifies the accounting for modifications or exchanges of freestanding, equity-classified, written call options (for example, warrants) that remain equity which are classified after a modification or exchange. The amendments that relate to the recognition and measurement of earnings per share (“EPS”) for certain modifications or exchanges of freestanding, equity-classified, written call options affect entities that present EPS. ASU 2021-04 will be effective for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years, and will be applied prospectively. Early adoption of this standard is permitted, including adoption in an interim period. The Company adopted ASU 2021-04 as of January 1, 2021.

66

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

4. Discontinued Operations

Discontinued Operations

The Company reports discontinued operations by applying the following criteria in accordance with ASC Topic 205-20 – Presentation of Financial Statements – Discontinued Operations: (1) Component of an entity; (2) Held for sale criteria; and (3) Strategic shift.

On December 31, 2019, management made a strategic shift to focus the Company’s sales and marketing efforts on the nationally branded product platform, resulting in the decision to close all four of its retail stores in the Portland, Oregon area. The retail stores were closed or abandoned by March 31, 2020.

On February 2, 2021, Redneck Riviera Whiskey Co, LLC (“RRWC”) entered into a Termination and Inventory Purchase Agreement (the “Termination Agreement”) with Rich Marks, LLC, John D. Rich Tisa Trust and Redneck Spirits Group, LLC (collectively the buyers referred to as “RSG”), pursuant to which, on February 5, 2021, RRWC sold all of its inventory of Redneck Riviera, Granny Rich, and Howdy Dew distilled spirits products, including finished goods, raw materials, and barrel inventory, as well as all assignable certificates of label approval/exemption, branding, permits, and registrations relating thereto, for $4.7 million. In addition, the Company terminated its Amended and Restated License Agreement (the “License Agreement”) dated May 31, 2018 by and among Eastside, RRWC, Rich Marks, LLC, and John D. Rich TISA Trust U/A/D March 27, 2018, Dwight P. Miles, Trustee in exchange for $3.0 million. In connection with the Termination Agreement, the Company entered into a Supplier Agreement dated as of February 2, 2021 with RSG, pursuant to which the Company will produce certain products and perform specified services for RSG for a six (6) month period on the terms and conditions set forth in the Supplier Agreement. The Company did not incur any penalties as a result of the termination of the License Agreement.

As of and for the nine months ended September 30, 2021, the assets, liabilities, revenue, expenses and cash flows from retail operations and the RRWC business have been classified as discontinued operations separately from continuing operations. For comparative purposes, prior period amounts have been reclassified to conform to current period presentation.

Income and expense related to discontinued retail operations and the Redneck Riviera Spirits business were as follows for the nine months ended September 30, 2021 and 2020:

(Dollars in thousands)	2021	2020
Sales	$283	$1,768
Less customer programs and excise taxes	31	340
Net sales	252	1,428
Cost of sales	168	901
Gross profit	84	527
Operating expenses:
Sales and marketing expenses	22	447
General and administrative expenses	32	231
Loss on disposal of property and equipment	-	76
Total operating expenses	54	754
Income (loss) from operations	30	(227)
Other income, net
Other income	989	-
Gain on termination of license agreement	2,850	-
Total other expense, net	3,839	-
Net income (loss)	$3,869	$(227)

67

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Assets and liabilities related to discontinued retail operations and the Redneck Riviera Spirits business were as follows:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Assets
Current assets:
Inventories	$-	$3,833
Total current assets	-	3,833
Right-of-use assets	74	96
Other assets	-	93
Total Assets	$74	$4,022

Liabilities
Current liabilities:
Accounts payable	$(13)	$(13)
Current portion of lease liability	33	31
Total current liabilities	20	18
Lease liability - less current portion	46	71
Total Liabilities	$66	$89

5. Inventories

Inventories consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Raw materials	$5,022	$5,455
Finished goods	1,036	1,273
Total inventories	$6,058	$6,728

6. Prepaid Expenses and Current Assets

Prepaid expenses and current assets consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Prepayment of fixed assets	$1,294	$295
Prepayment of inventory	415	73
Other	188	382
Total prepaid expenses and current assets	$1,897	$750

68

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

7. Property and Equipment

Property and equipment consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Furniture and fixtures	$3,909	$4,363
Leasehold improvements	1,637	1,637
Vehicles	824	824
Total cost	6,370	6,824
Less accumulated depreciation	(3,915)	(3,715)
Total property and equipment, net	$2,455	$3,109

Purchases of property and equipment totaled $0.2 million and $0.4 million for the nine months ended September 30, 2021 and 2020, respectively. Depreciation expense totaled $0.6 million and $1.4 million for the nine months ended September 30, 2021 and 2020, respectively.

During the nine months ended September 30, 2021, the Company disposed of fixed assets with a net book value of $0.5 million resulting in a loss on disposal of fixed assets of $0.4 million. As a result of these disposals, the Company received funds of $0.1 million from the sales of the disposed assets. Gain on disposal of fixed assets was $0.1 million for the nine months ended September 30, 2020.

8. Intangible Assets

Intangible assets consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Permits and licenses	$25	$25
Azuñia brand	11,945	11,945
Customer lists	2,895	2,895
Total intangible assets	14,865	14,865
Less accumulated amortization	(1,137)	(827)
Intangible assets, net	$13,728	$14,038

The customer list is being amortized over a seven-year life. Amortization expense totaled $0.3 million and $0.4 million for the nine months ended September 30, 2021 and 2020, respectively.

The permits and licenses, and Azuñia brand have all been determined to have an indefinite life and will not be amortized. We do, however, on an annual basis, test the indefinite life assets for impairment. If an indefinite life asset is found to be impaired, then the Company will estimate its useful life and amortize the asset over the remainder of its useful life.

9. Other Assets

Other assets consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Product branding	$400	$400
Deposits	54	57
Total other assets	454	457
Less accumulated amortization	(215)	(172)
Other assets, net	$239	$285

69

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

As of September 30, 2021, the Company had $0.4 million of capitalized costs related to services provided for the rebranding of its existing product line. This amount is being amortized over a seven-year life.

Amortization expense totaled $0 million and $0.1 million for the nine months ended September 30, 2021 and 2020, respectively.

The deposits represent office lease deposits.

10. Leases

The Company has various lease agreements in place for facilities and equipment. Terms of these leases include, in some instances, scheduled rent increases, renewals, purchase options and maintenance costs, and vary by lease. These lease obligations expire at various dates through 2025. The Company determines if an arrangement is a lease at inception. The Company does not currently have any finance leases. As the rate implicit in each lease is not readily determinable, the Company uses its incremental borrowing rate based on information available at commencement to determine the present value of the lease payments. Right-of-use assets and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Leases with an initial term of 12 months or less (“short-term leases”) are not recorded on the balance sheet and are recognized on a straight-line basis over the lease term. As of September 30, 2021, the amount of right-of-use assets and lease liabilities were both $0.9 million. Aggregate lease expense for the nine months ended September 30, 2021 was $0.6 million, consisting of $0.4 million in operating lease expense for lease liabilities and $0.2 million in short-term lease cost.

Maturities of lease liabilities as of September 30, 2021 were as follows:

(Dollars in thousands)	Operating Leases	Weighted-Average Remaining Term in Years
2021	$112
2022	362
2023	274
2024	144
2025	124
Thereafter	-
Total lease payments	1,016
Less imputed interest (based on 6.7% weighted-average discount rate)	(101)
Present value of lease liability	$915	3.0

70

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

11. Notes Payable

Notes payable consisted of the following:

(Dollars in thousands)	September 30, 2021	December 31, 2020
Notes payable bearing interest at 5.00%. The notes’ principal, plus any accrued and unpaid interest was due May 1, 2021. Interest is paid monthly.	$-	$2,300
Note payable bearing interest at 1.00%. Loan payments are deferred six months from start of loan. To help ensure adequate liquidity in light of uncertainties posed by the COVID-19 pandemic, the Company received this loan under the Small Business Administration’s (“SBA”) Paycheck Protection Program (“PPP”). The loan was forgiven during the first quarter of 2021.	-	1,052
Note payable bearing interest at 1.00%. The notes’ principal, plus any accrued and unpaid interest is due May 1, 2022. Loan payments are deferred six months from start of loan. The Company received this loan under the SBA’s PPP. The loan was forgiven during the first quarter of 2021.	-	396
Notes payable bearing interest at 5.00%. Principal and accrued interest is payable in six equal installments on each six-month anniversary of the issuance date of January 11, 2019. The notes are secured by the security interests and subordinated to the Company’s senior indebtedness.	123	370
Promissory note payable bearing interest of 5.2%. The note has a 46-month term with maturity in May 2023. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	92	129
Promissory note payable bearing interest of 4.45%. The note has a 34-month term with maturity in May 2022. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning and includes debt covenants requiring a Current Ratio of 1.75 to 1.00 and a Debt Service Coverage Ratio of 1.25 to 1.00. Craft Canning must also provide annual financial statements and tax returns. Craft Canning was in compliance with all debt covenants as of September 30, 2021.	83	163
Promissory note payable under a revolving line of credit bearing variable interest starting at 3.25%. The note has a 15-month term with principal and accrued interest due in lump sum in January 2022. The borrowing limit is $0.5 million. The note is secured by the assets of Craft Canning.	500	500
Promissory note payable bearing interest of 4.14%. The note has a 60-month term with maturity in July 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	118	146
Promissory note payable bearing interest of 3.91%. The note has a 60-month term with maturity in August 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	182	226
Promissory note payable bearing interest of 3.96%. The note has a 60-month term with maturity in November 2024. Principal and accrued interest are paid in accordance with a monthly amortization schedule. The note is secured by the assets of Craft Canning.	197	241
Promissory notes payable bearing interest of 6.0%. The notes have a 36-month term with maturity in April 2024. Accrued interest is paid in accordance with a monthly amortization schedule.	879	-
Total notes payable	2,174	5,523
Less current portion	(918)	(3,830)
Long-term portion of notes payable	$1,256	$1,693

The Company paid $0.5 million and $0.2 million in interest on notes for the nine months ended September 30, 2021 and 2020, respectively.

71

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Maturities on notes payable as of September 30, 2021 were as follows:

(Dollars in thousands)
2021	$79
2022	893
2023	1,073
2024	129
2025	-
Thereafter	-
$2,174

12. Secured Credit Facilities

6% Secured Convertible Promissory Notes

On April 19, 2021, the Company entered into a securities purchase agreement (“Purchase Agreement”) with accredited investors (“Subscribers”) for their purchase of up to $3.3 million of principal amount of 6% secured convertible promissory notes of the Company (“Note” or “Notes”), which notes are convertible into shares (“Conversion Shares”) of the Company’s common stock, par value $0.0001 per share pursuant to the terms and conditions set forth in the Notes with an initial conversion price of $2.20. In connection with the purchase of such Notes, each Subscriber received a warrant (“Existing Warrant”), to purchase a number of shares of common stock (“Warrant Shares”) equal to 60% of the principal amount of any Note issued to such Subscriber divided by the conversion price of the Note issued to such Subscriber, at an exercise price equal to $2.60. In connection with the Purchase Agreement, the Company entered into a Security Agreement under which it granted the Subscribers a security interest in certain assets of the Company (the “Security Agreement”) and a Registration Rights Agreement under which the Company agreed to register for resale the Conversion Shares and the Warrant Shares. Concurrently therewith, the Company and the investors closed $3.3 million of the private offering.

Roth Capital, LLC acted as placement agent in the private offering, and the Company paid the Placement Agent a cash fee of five percent (5%) of the gross proceeds therefrom. The Company received $3.1 million in net proceeds from the closing, after deducting the fee payable to the Placement Agent and the legal fees of the Subscribers in connection with the transaction. The Company used the proceeds to repay prior outstanding notes payable and for working capital and general corporate purposes.

Interest on the Notes accrues at a rate of 6% per annum and is payable either in cash or in shares of the Company’s common stock at the conversion price in the Note on each of the six and twelve month anniversaries of the issuance date and on the maturity date of October 18, 2022. The Company paid $0 million in interest during the nine months ended September 30, 2021.

All amounts due under the Notes are convertible at any time after the issuance date, in whole or in part (subject to rounding for fractional shares), at the option of the holders into the Company’s common stock at a fixed conversion price, which is subject to adjustment as summarized below. The Notes are initially convertible into the Company’s common stock at an initial fixed conversion price of $2.20 per share. This conversion price is subject to adjustment for stock splits, combinations, or similar events, among other adjustments.

The Company may prepay the Notes at any time in whole or in part by paying a sum of money equal to 100% of the principal amount to be redeemed, together with accrued and unpaid interest, plus a prepayment fee equal to five percent (5%) of the principal amount to be repaid.

The Notes contain customary triggering events including but not limited to: (i) failure to make payments when due under the Notes; and (ii) bankruptcy or insolvency of the Company. If a triggering event occurs, each holder may require the Company to redeem all or any portion of the Notes (including all accrued and unpaid interest thereon), in cash.

The Notes are secured by a subordinated security interest in the Company’s assets pursuant to the terms of a Security Agreement entered into between the Company and the Subscribers.

On July 30, 2021, the Company entered into warrant exercise inducement offer letters (“Inducement Letters”) with the holders of the Existing Warrants to exercise for cash their Existing Warrants. The Company received gross proceeds of $2.4 million on the exercise of the outstanding warrants, and recognized a deemed dividend of $2.3 million based on the Black Scholes valuation as a result of the higher strike price on the July 2021 issued warrants, which is included in the consolidated statements of operations. See additional discussion in Note 15.

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Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

Live Oak Loan Agreement

On January 15, 2020, the Company and its subsidiaries entered into a loan agreement (the “Loan Agreement”) between the Company and Live Oak Banking Company (“Live Oak”), a North Carolina banking corporation (the “Lender”) to refinance existing debt of the Borrowers and to provide funding for general working capital purposes. Under the Loan Agreement, the Lender has committed to make up to two loan advances to the Borrowers in an aggregate principal amount not to exceed the lesser of (i) $8.0 million and (ii) a borrowing base equal to 85% of the appraised value of the Borrowers’ eligible inventory of whisky in barrels or totes less an amount equal to all service fees or rental payments owed by the Borrowers during the 90 day period immediately succeeding the date of determination to any warehouses or bailees holding eligible inventory (the “Loan”).

The Loan matured on January 14, 2021 and all amounts outstanding under the Loan became due and payable. On January 8, 2021, the Company entered into an amendment to the Loan Agreement with Live Oak to extend the maturity date to April 13, 2021. On April 13, 2021, the maturity date was amended to further extend it to May 13, 2021. On May 11, 2021, the maturity date was further extended to August 11, 2021. On August 11, 2021, the maturity date was further extended to October 11, 2021. On October 11, 2021, the maturity date was further extended to November 11, 2021. The Company is finalizing an amendment to further extend the maturity date of its Loan Agreement with Live Oak. All other material terms of the Loan Agreement remain unchanged. The Lender may at any time demand repayment of the Loan in whole or in part, in which case the Borrowers will be obligated to repay the Loan (or portion thereof for which repayment is demanded) within 30 days following the date of demand. The Borrowers may prepay the Loan, in whole or in part, at any time without penalty or premium.

The Loan bears interest at a rate equal to the prime rate plus a spread of 2.49%, adjusted quarterly. Accrued interest is payable monthly, with the final installment of interest being due and payable on the Maturity Date. The Borrowers are also obligated to pay a servicing fee, unused commitment fee and origination fee in connection with the Loan. The Company paid $0.1 million in interest during the nine months ended September 30, 2021. On February 5, 2021, the Company repaid $3.4 million of the secured credit facility with Live Oak, reducing the principal balance to $3.0 million as of September 30, 2021.

The Loan Agreement contains affirmative and negative covenants that include covenants restricting each Company’s ability to, among other things, incur indebtedness, grant liens, dispose of assets, merge or consolidate, make investments, or enter into restrictive agreements, subject to certain exceptions.

The obligations of the Company under the Loan Agreement are secured by substantially all of its spirits respective assets, except for accounts receivable and certain other specified excluded property.

The Loan Agreement includes customary events of default that include among other things, non-payment defaults, covenant defaults, inaccuracy of representations and warranties, cross default to material indebtedness, bankruptcy and insolvency defaults and change in control defaults. Under certain circumstances, a default interest rate will apply on all obligations during the existence of an event of default under the Loan Agreement at a per annum rate equal to 2.00% above the applicable interest rate.

In connection with the Loan Agreement, the Company issued to the Lender a warrant to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $3.94 per share (the “Warrant”). The Warrant expires on January 15, 2025. In connection with the issuance of the Warrant, the Company granted the Lender piggy-back registration rights with respect to the shares of common stock issuable upon exercise of the Warrant, subject to certain exceptions.

13. Commitments and Contingencies

Legal Matters

On December 15, 2020, Grover Wickersham filed a complaint in the United States District Court for the District Court of Oregon against the Company. Mr. Wickersham, the former CEO and Chairman of the Board of the Company, has asserted causes of action for fraud in the inducement, breach of contract, breach of the implied covenant of good faith and fair dealing, defamation, interference with economic advantage, elder financial abuse, and dissemination of false and misleading proxy materials. The Company disputes the allegations and intends to defend the case vigorously.

73

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

The Company is not currently subject to any other material legal proceedings; however, it could be subject to legal proceedings and claims from time to time in the ordinary course of its business, or legal proceedings it considered immaterial may in the future become material. Regardless of the outcome, litigation can, among other things, be time consuming and expensive to resolve, and can divert management resources.

14. Net Income (Loss) per Common Share

Basic income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period, without considering any dilutive items. Diluted net income per common share is computed by dividing net income by the sum of the weighted average number of common shares outstanding and the potential number of any dilutive common shares outstanding during the period. Potentially dilutive securities consist of the incremental common stock issuable upon exercise of stock options and convertible notes. Potentially dilutive securities are excluded from the computation if their effect is anti-dilutive. As of September 30, 2021, the Company had 2,711,364 dilutive common shares. There were no dilutive common shares as of September 30, 2020 as the Company reported a net loss.

15. Stockholders’ Equity

	Common Stock		Paid-in	Accumulated	Total Stockholders’ Equity
	Shares	Amount	Capital	Deficit	(Deficit)
Balance, December 31, 2020	10,382	$1	$52,985	$(54,094)	$(1,108)
Stock-based compensation	-	-	25	-	25
Issuance of common stock from warrant exercise for cash, net of expenses	900	-	2,375	-	2,375
Issuance of warrants for secured credit facility	-	-	717	-	717
Issuance of common stock for Azuñia initial earn-out	1,883	-	6,860	-	6,860
Issuance of common stock for services by third parties	141	-	263	-	263
Issuance of common stock for services by employees	63	-	131	-	131
Issuance of common stock, sold for cash, net	718	-	2,009	-	2,009
Deemed dividend-warrant price protection-revaluation adjustment	-	-	2,288	(2,288)	-
Net income	-	-	-	30	30
Balance, September 30, 2021	14,087	$1	$67,653	$(56,352)	$11,302

Issuance of Common Stock

During 2021, the Company issued 204,088 shares of common stock to directors and employees for stock-based compensation of $0.4 million. The shares were valued using the closing share price of the Company’s common stock on the date of grant, within the range of $1.28 to $2.98 per share.

On February 10, 2021 and April 19, 2021, the Company issued 1.2 million shares and 682,669 shares, respectively, of its common stock (the “Shares”) to certain affiliates of Intersect pursuant to an Asset Purchase Agreement dated September 12, 2019 by and between the Company and Intersect in respect of the Azuñia Tequila acquisition at a weighted-average of $4.67 per share and $1.82 per share, respectively. The Shares constitute the “Fixed Shares” due to Intersect pursuant to the Asset Purchase Agreement.

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Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

On July 30, 2021, the Company entered into Inducement Letters with the holders of the Existing Warrants to exercise their Existing Warrants and purchased 900,000 shares of common stock for gross proceeds of $2.4 million.

In September 2021, the Company sold 718,255 shares of common stock for net proceeds of $2.0 million in at-the-market public placements.

During 2020, the Company issued 706,987 shares of common stock to directors, employees and consultants for stock-based compensation of $1.0 million. The shares were valued using the closing share price of the Company’s common stock on the date of grant, within the range of $1.08 to $3.20 per share.

Stock-Based Compensation

On September 8, 2016, the Company adopted the 2016 Equity Incentive Plan (the “2016 Plan”). Pursuant to the terms of the plan, on January 1, 2021, the number of shares available for grant under the 2016 Plan reset to 3,747,583 shares, equal to 8% of the number of outstanding shares of the Company’s capital stock, calculated on an as-converted basis, on December 31 of the preceding calendar year, and then added to the prior year plan amount. As of September 30, 2021, there were 71,086 options and 1,253,522 restricted stock units (“RSUs”) outstanding under the 2016 Plan, with vesting schedules varying between immediate or three (3) years from the grant date.

The Company also issues, from time to time, options that are not registered under a formal option plan. As of September 30, 2021, there were no options outstanding that were not issued under the Plans.

A summary of all stock option activity as of and for the nine months ended September 30, 2021 is presented below:

	# of Options	Weighted-Average Exercise Price
Outstanding as of December 31, 2020	134,931	$4.71
Options granted	5,000	0.53
Options canceled	(68,845)	5.31
Outstanding as of September 30, 2021	71,086	$3.34

Exercisable as of September 30, 2021	65,503	$3.21

The aggregate intrinsic value of options outstanding as of September 30, 2021 was $0 million.

As of September 30, 2021, there were 5,583 unvested options with an aggregate grant date fair value of $0 million. The unvested options will vest in accordance with the vesting schedule in each respective option agreement, which varies between immediate and three years from the grant date. The aggregate intrinsic value of unvested options as of September 30, 2021 was $0 million. During the nine months ended September 30, 2021, 13,667 options vested.

The Company uses the Black-Scholes valuation model to measure the grant-date fair value of stock options. The grant-date fair value of stock options issued to employees is recognized on a straight-line basis over the requisite service period. Stock-based awards issued to nonemployees are recorded at fair value on the measurement date and are subject to periodic market adjustments as the underlying stock-based awards vest.

75

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

To determine the fair value of stock options using the Black-Scholes valuation model, the calculation takes into consideration the effect of the following:

●	Exercise price of the option
●	Fair value of the Company’s common stock on the date of grant
●	Expected term of the option
●	Expected volatility over the expected term of the option
●	Risk-free interest rate for the expected term of the option

The calculation includes several assumptions that require management’s judgment. The expected term of the options is calculated using the simplified method described in GAAP. The simplified method defines the expected term as the average of the contractual term and the vesting period. Estimated volatility is derived from volatility calculated using historical closing prices of common shares of similar entities whose share prices are publicly available for the expected term of the options. The risk-free interest rate is based on the U.S. Treasury constant maturities in effect at the time of grant for the expected term of the options.

The following weighted-average assumptions were used in the Black-Scholes valuation model for options granted during the nine months ended September 30, 2021:

Risk-free interest rate	1.69%
Expected term (in years)	5.0
Dividend yield	-
Expected volatility	75%

The weighted-average grant-date fair value per share of stock options granted during the year ended September 30, 2021 was $1.17. The aggregate grant date fair value of the 5,000 options granted during the nine months ended September 30, 2021 was $0 million.

For the nine months ended September 30, 2021 and 2020, net compensation expense related to stock options was $0 million and $0.2 million, respectively. As of September 30, 2021, the total compensation expense related to stock options not yet recognized was approximately $0.1 million, which is expected to be recognized over a weighted-average period of approximately 0.8 years.

On August 11, 2021, the Company’s annual compensation program for its board of directors was approved. Effective October 1, 2021, it now includes 1) annual board member fees of $0.05 million, paid in quarterly installments, (2) an annual board chair premium of $0.02 million, paid in quarterly installments, (3) an annual committee chair premium of $0.01 million, paid in quarterly installments, and (4) an annual committee member fee of $0.02 million, paid in quarterly installments. The directors have agreed to be compensated in RSU’s in lieu of cash payment.

Warrants

From April 19, 2021 through May 12, 2021, Company issued in a private placement, Existing Warrants to purchase up to 900,000 shares of common stock at an exercise price of $2.60 per Warrant Share. The estimated fair value of the warrants of $0.7 million was recorded as debt issuance cost and will be amortized to interest expense over the maturity period of the secured credit facility, with $0.2 million recorded during the period ended September 30, 2021.

On July 30, 2021, the Company entered into Inducement Letters with the holders of the Existing Warrants whereby such holders agreed to exercise for cash their Existing Warrants to purchase the 900,000 Warrant Shares in exchange for the Company’s agreement to issue new warrants (the “New Warrants”) to purchase up to 900,000 shares of common stock (the “New Warrant Shares”). The New Warrants have substantially the same terms as the Existing Warrants, except that the New Warrants have an exercise price of $3.00 per share, are exercisable until August 19, 2026. The Company received gross proceeds of $2.4 million on the exercise of the outstanding warrants, and recognized a deemed dividend of $2.3 million based on the Black Scholes valuation as a result of the higher strike price on the July 2021 issued warrants, which is included in the consolidated statements of operations as a deemed dividend - warrant price protection-revaluation adjustment and in additional paid-in capital in the consolidated balance sheets.

During the year ended December 31, 2020, the Company issued a warrant to purchase an aggregate of 100,000 shares of common stock at an exercise price of $3.94 per share in connection with the Secured Credit Facility from Live Oak.

The estimated fair value of the Company’s outstanding warrants was based on a combination of closing market trading price on the date of issuance for the public offering warrants, and the Black-Scholes option-pricing model, using the weighted-average assumptions below:

Volatility	75%
Risk-free interest rate	0.69%
Expected term (in years)	5.0
Expected dividend yield	-
Fair value of common stock	$3.88

76

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

A summary of activity in warrants was as follows:

	Warrants	Weighted-Average Remaining Life (Years)	Weighted-Average Exercise Price	Aggregate Intrinsic Value
Outstanding as of December 31, 2020	240,278	3.2	$4.85	$-

Granted	1,800,000	4.8	2.29	-
Exercised	(900,000)	-	2.60	-
Outstanding as of September 30, 2021	1,140,278	4.2	$3.39	$-

16. Related Party Transactions

The following is a description of transactions since January 1, 2020 as to which the amount involved exceeds the lesser of $0.1 million or one percent (1%) of the average of total assets at year-end for the last two completed fiscal years, which was $0.3 million, and in which any related person has or will have a direct or indirect material interest, other than equity, compensation, termination and other arrangements.

On October 24, 2019, the Company’s Board appointed Stephanie Kilkenny to the Board to fill an existing vacancy on the Board effective immediately. Stephanie Kilkenny was the former managing director of Azuñia Tequila, and together with her spouse, owns and controls TQLA, LLC (“TQLA”), the majority owner of Intersect. In connection with the acquisition of Azuñia Tequila from Intersect, TQLA is entitled to receive up to 93.88% of the aggregate consideration payable under the Asset Purchase Agreement. On February 10, 2021 and April 19, 2021, the Company issued 1.2 million shares and 682,669 shares, respectively, of its common stock (the “Shares”) to certain affiliates of Intersect pursuant to an Asset Purchase Agreement dated September 12, 2019 by and between the Company and Intersect in respect of the Azuñia Tequila acquisition at a weighted-average of $4.67 per share and $1.82 per share, respectively. The Shares constitute the “Fixed Shares” due to Intersect pursuant to the Asset Purchase Agreement.

In addition, on September 16, 2019, the Company entered into a Subscription Agreement with Stephanie Kilkenny’s spouse, Patrick J. Kilkenny as Trustee For Patrick J. Kilkenny Revocable Trust (the “Kilkenny Trust”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder, pursuant to which the Company agreed to issue and sell to the Kilkenny Trust an aggregate of 55,555 units at a per unit price of $4.50. Each unit consists of one share of the Company’s common stock and a three-year warrant to acquire 0.5 shares of common stock at an exercise price of $5.50 per share.

On April 19, 2021, the Company issued $7.8 million in principal amount of promissory notes as the Earnout Consideration. The loans mature in full on April 1, 2024 and accrue interest at a rate of 6.0% annually. TQLA received a total of 598,223 shares of common stock and a promissory note in the principal amount of $6.9 million. Robert Grammen, a member of the Company’s Board and a member of Intersect, received a total of 22,027 shares of the Company’s common stock and a promissory note in the principal amount of $0.1 million. The notes have a 36-month term with maturity in April 2024.

On February 5, 2021, the Company repaid other liabilities due to Intersect and TQLA in an amount of $0.7 million.

The Company believes that the foregoing transactions were in its best interests. Consistent with Section 78.140 of the Nevada Revised Statutes, it is the Company’s current policy that all transactions between it and its officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to the Company as a corporation as of the time it is authorized, approved or ratified by the Board. The Company will continue to conduct an appropriate review of all related party transactions and potential conflicts of interest on an ongoing basis. The Company’s audit committee has the authority and responsibility to review, approve and oversee any transaction between the Company and any related person and any other potential conflict of interest situation on an ongoing basis, in accordance with Company policies and procedures in effect from time to time.

77

Eastside Distilling, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2021

(Unaudited)

17. Subsequent Events

Debt extension

The Company is finalizing an amendment to further extend the maturity date of its Loan Agreement with Live Oak. All other material terms of the Loan Agreement remain unchanged.

Securities Purchase Agreement for Private Placement

On October 19, 2021, Company entered into a securities purchase agreement (“Purchase Agreement”) with an accredited investor (“Subscriber”) for its purchase of 2.5 million shares (“Preferred Shares”) of Series B Convertible Preferred Stock (“Series B Preferred Stock”) at a purchase price of $1.00 per Preferred Share, which Preferred Shares are convertible into shares of the Company’s common stock pursuant to the terms and conditions set forth in a Certificate of Designation Establishing Series B Preferred Stock of the Company with an initial conversion price of $3.10 per share and 850,000 shares of common stock were reserved. In connection with the purchase of such Shares, the Subscriber received a warrant to purchase up to 116,666 shares of common stock at an exercise price equal to $3.75 per share.

The Company received $2.5 million in net proceeds from the closing, after deducting the legal fees of the Subscriber in connection with the transaction. The Company intends to use the proceeds for acquisition of capital equipment, working capital, and general corporate purposes.

The Series B Preferred Stock accrues dividends at a rate of 6% per annum, payable annually on the last day of December of each year. Dividends shall accrue from day to day, whether or not declared, and shall be cumulative. Dividends are payable at the Company’s option either in cash or “in kind” in shares of common stock; provided, however that dividends may only be paid in cash following the fiscal year in which the Company has net income (as shown in its audited financial statements contained in its Annual Report on Form 10-K for such year) of at least $0.5 million. For “in-kind” dividends, holders will receive that number of shares of common stock equal to (i) the amount of the dividend payment due such stockholder divided by (ii) the volume weighted average price of the common stock for the 90 trading days immediately preceding a dividend date.

At-the-Market Public Placements

During the period from September 20, 2021 to November 8, 2021, the Company sold 579,398 shares of common stock for net proceeds of $1.5 million in at-the-market public placements.

Other

On October 1, 2021, the Company issued 9,385 shares of common stock under the 2016 Plan to directors.

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AUDITOR ATTENDANCE

The Company’s auditors, M&K CPAS, PLLC, will not be in attendance at the Special Meeting.

OTHER MATTERS

You may request a free copy of any of the documents incorporated by reference in this proxy statement (other than exhibits, unless they are specifically incorporated by reference in the documents) by writing or telephoning us at the following address:

Eastside Distilling, Inc.

8911 NE Marx Drive, Suite A2

Portland, OR 97220

Attn: Corporate Secretary

(971) 888-4264

You should rely only on the information provided in and incorporated by reference into this proxy statement any proxy statement supplement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this proxy statement or any proxy statement supplement is accurate as of any date other than the date on the front cover of these documents.

Stockholder Communications with the Board of Directors and Board Attendance at Annual Stockholder Meetings

Our stockholders may, at any time, communicate in writing with any member or group of members of the Board of Directors by sending such written communication to the attention of our Secretary by regular mail to our principal executive offices.

Copies of written communications received by our Secretary will be provided to the relevant director(s) unless such communications are considered, in the reasonable judgment of our Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business, or communications that relate to improper or irrelevant topics.

The Chairman of the Board of Directors is expected to make all reasonable efforts to attend our annual stockholder meeting in person. If the Chairman is unable to attend an annual stockholder meeting for any reason, at least one other member of the Board of Directors is expected to attend in person. Other members of the Board of Directors are expected to attend our annual stockholder meeting in person if reasonably possible. The Company held its 2021 annual meeting on August 19, 2021. We do not maintain a formal policy regarding director attendance at annual stockholder meetings. All of the Company’s directors attended our 2021 annual meeting of stockholders.

Proxy Materials Delivered to a Shared Address

Stockholders who have the same mailing address and last name may have received a notice that your household will receive only one set of proxy materials. This practice, commonly referred to as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice, from us or from your bank, broker, or other registered holder, that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. A number of banks, brokers, and other registered holders with account holders who are our stockholders will be householding our proxy materials. If you hold your shares in street name, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify your bank, broker, or other registered holder. If you are a holder of record, and no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or currently receive multiple copies of the proxy materials and would like to request householding, please notify us in writing at 8911 NE Marx Drive, Suite A2, Portland, OR 97220, or by telephone at (971) 888-4264. Any stockholder residing at a shared address to which a single copy of the proxy materials was delivered who wishes to receive a separate copy of our proxy statement may obtain a copy by written request addressed to 8911 NE Marx Drive, Suite A2, Portland, OR 97220, attention: Secretary. We will deliver a separate copy of our proxy statement to any stockholder who so requests in writing promptly following our receipt of such request.

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Stockholder Proposals for 2022 Annual Meeting

Stockholder proposals may be included in our proxy statement and form of proxy for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company- sponsored proxy materials. We currently anticipate holding our 2022 annual meeting of stockholders in August 2022, although the Board may decide to schedule the meeting for a different date. For a stockholder proposal to be considered pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for the annual meeting to be held in 2022, we must receive the proposal at our principal executive offices, addressed to our Secretary, no later than February 15, 2022. Any proposals received after such date will be considered untimely. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

In addition, a stockholder proposal that is not intended for inclusion in our proxy statement and form of proxy under Rule 14a-8 (including director nominations) shall be considered “timely” as calculated in accordance with Rule 14a- 4(c) under the Exchange Act, and may be brought before the 2022 annual meeting of stockholders provided that we receive information and notice of the proposal addressed to our Secretary at our principal executive offices, no earlier than April 1, 2022 and no later than May 3, 2022.

We strongly encourage any stockholder interested in submitting a proposal to contact our Secretary in advance of these deadlines to discuss any proposal he or she is considering, and stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. All notices of stockholder proposals, whether or not intended to be included in our proxy materials, should be in writing and sent to our principal executive offices, located at: Eastside Distilling, Inc., 8911 NE Marx Drive, Suite A2, Portland, OR 97220, Attention: Secretary.

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